UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04257

Deutsche Variable Series I
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2014

Annual Report

Deutsche Variable Series I

(formerly DWS Variable Series I)

Deutsche Bond VIP

(formerly DWS Bond VIP)

Contents
3 Performance Summary
4 Management Summary
6 Portfolio Summary
8 Investment Portfolio
18 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
22 Notes to Financial Statements
31 Report of Independent Registered Public Accounting Firm
32 Information About Your Fund's Expenses
33 Tax Information
34 Proxy Voting
35 Advisory Agreement Board Considerations and Fee Evaluation
38 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 is 0.65% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,663	$11,144	$12,577	$12,896
	Average annual total return	6.63%	3.68%	4.69%	2.58%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,597	$10,820	$12,431	$15,842
	Average annual total return	5.97%	2.66%	4.45%	4.71%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

During the 12-month period ended December 31, 2014, the Fund provided a total return of 6.63% (Class A shares, unadjusted for contract charges), compared with the 5.97% return of its benchmark, the Barclays U.S. Aggregate Bond Index.1

During the period, the U.S. Federal Reserve Board (the Fed) continued to maintain its benchmark short-term rate at or near zero levels, while feeling free to wind down its bond purchases designed to lower longer-term interest rates in view of a gradually improving U.S. economy. Nonetheless, longer-term U.S. Treasury yields declined substantially over the 12-month period, as markets remained comfortable with the pace of the Fed's inevitable unwinding of its extraordinary monetary support. For much of 2014, U.S. assets generally were supported by geopolitical tensions abroad and concern over possible deflation in other major economies. In addition, a sharp decline in energy prices over the second half of 2014 provided a boost to the U.S. consumer and to the economy. Credit-oriented sectors performed well for most of the period, as investors continued to seek higher yields than those available on U.S. Treasuries. However, markets saw an increase in risk aversion and a weakening in credit sentiment late in the period, on heightened fears of deflation globally and the negative impact on Russia and other emerging economies from the slide in oil prices, among other factors.

The Fund's performance vs. the benchmark was driven principally by exposure to more credit-sensitive fixed-income sectors. This included our exposure to investment-grade corporate bonds, as well as to high-yield corporate and emerging-market-bonds, at the expense of agency mortgage-backed and U.S. Treasury securities. However, some of this performance advantage was reversed in the fourth quarter as credit sentiment softened. The Fund's exposures to collateralized mortgage obligations, commercial mortgage-backed securities and asset backed securities benefited from our focus on issues structured to perform relatively well in a falling rate environment. Finally, for much of the period, the Fund was positioned with a higher overall duration and corresponding interest-rate sensitivity than the benchmark, which helped relative returns as rates fell. We remain comfortable with our overall emphasis on earning the higher yields available in credit sectors. With U.S. inflation remaining below target, there would not appear to be any urgency on the part of the Fed to raise rates. That said, there is more room for rates to rise than fall, and we are maintaining a relatively neutral stance with respect to interest-rate sensitivity. Given the heightened geopolitical risks, we expect there could be opportunities to add value in security selection on volatility. We remain cautious with respect to investment-grade corporates given current valuations and company leverage levels, and continue to look for opportunities to rotate into other sectors.

William Chepolis, CFA

John D. Ryan

Gary Russell, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Total Net Assets)	12/31/14	12/31/13

Government & Agency Obligations	31%	24%
Corporate Bonds	31%	40%
Mortgage-Backed Securities Pass-Throughs	18%	27%
Collateralized Mortgage Obligations	6%	6%
Commercial Mortgage-Backed Securities	4%	6%
Cash Equivalents and other Assets and Liabilities, net	4%	–12%
Municipal Bonds and Notes	4%	7%
Asset-Backed	2%	2%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

AAA	53%	49%
AA	7%	9%
A	5%	9%
BBB	17%	18%
BB or Below	17%	12%
Not Rated	1%	3%
	100%	100%

Interest Rate Sensitivity	12/31/14	12/31/13

Effective Maturity	6.7 years	7.7 years
Effective Duration	4.7 years	6.2 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 8.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 30.9%
Consumer Discretionary 1.5%
AMC Entertainment, Inc., 5.875%, 2/15/2022		15,000	15,225
AmeriGas Finance LLC:
6.75%, 5/20/2020		15,000	15,450
7.0%, 5/20/2022		10,000	10,350
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		15,000	12,825
APX Group, Inc., 6.375%, 12/1/2019		15,000	14,363
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	23,812
Avis Budget Car Rental LLC, 5.5%, 4/1/2023 (b)		15,000	15,300
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		130,000	134,144
5.165%, 8/1/2044		150,000	156,943
Cablevision Systems Corp., 5.875%, 9/15/2022		5,000	5,063
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		5,000	4,850
144A, 6.375%, 9/15/2020		80,000	82,800
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		15,000	15,263
Series B, 6.5%, 11/15/2022		25,000	25,750
Series B, 7.625%, 3/15/2020		75,000	78,937
Columbus International, Inc., 144A, 7.375%, 3/30/2021		200,000	208,000
Delphi Corp., 5.0%, 2/15/2023		20,000	21,350
DISH DBS Corp.:
4.25%, 4/1/2018		15,000	15,319
5.0%, 3/15/2023		20,000	19,350
7.875%, 9/1/2019		90,000	102,150
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		10,000	10,700
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		20,000	21,100
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		20,000	20,600
Mediacom Broadband LLC:
5.5%, 4/15/2021		5,000	5,025
6.375%, 4/1/2023		10,000	10,250
MGM Resorts International:
6.625%, 12/15/2021		40,000	42,000
6.75%, 10/1/2020		42,000	44,100
8.625%, 2/1/2019		60,000	68,025
Numericable-SFR, 144A, 4.875%, 5/15/2019		30,000	29,737
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		10,000	10,300
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	15,337
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		10,000	10,300
Springs Industries, Inc., 6.25%, 6/1/2021		10,000	9,950
Starz LLC, 5.0%, 9/15/2019		10,000	10,075
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		15,000	14,775
Time Warner Cable, Inc., 7.3%, 7/1/2038		165,000	227,511
		Principal Amount ($)(a)	Value ($)

Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	16,237
			1,543,266
Consumer Staples 1.3%
Cencosud SA, 144A, 4.875%, 1/20/2023		200,000	196,614
Chiquita Brands International, Inc., 7.875%, 2/1/2021		9,000	9,675
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		30,000	29,475
144A, 7.75%, 10/28/2020		200,000	207,100
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		30,000	30,900
144A, 8.25%, 2/1/2020		115,000	121,037
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	101,000
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023		250,000	245,000
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		5,000	4,850
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		325,000	333,125
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		5,000	4,350
Smithfield Foods, Inc., 6.625%, 8/15/2022		20,000	20,900
			1,304,026
Energy 5.5%
Afren PLC, 144A, 10.25%, 4/8/2019		500,000	325,000
Antero Resources Finance Corp., 5.375%, 11/1/2021		5,000	4,838
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		15,000	11,400
6.75%, 11/1/2020		25,000	20,000
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		15,000	11,587
Chaparral Energy, Inc., 7.625%, 11/15/2022		25,000	16,375
Crestwood Midstream Partners LP, 6.125%, 3/1/2022		10,000	9,550
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		760,000	950,613
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		500,000	498,907
Ecopetrol SA, 5.875%, 5/28/2045		450,000	416,250
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		35,000	30,975
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		200,000	175,000
Halcon Resources Corp., 8.875%, 5/15/2021		25,000	18,812
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		250,000	265,000
Kinder Morgan, Inc.:
3.05%, 12/1/2019		240,000	238,092
5.55%, 6/1/2045		160,000	163,877
Linn Energy LLC, 6.25%, 11/1/2019		45,000	38,025
MEG Energy Corp., 144A, 7.0%, 3/31/2024		30,000	27,150
Midstates Petroleum Co., Inc., 10.75%, 10/1/2020		20,000	10,600
		Principal Amount ($)(a)	Value ($)

Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		20,000	20,900
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	172,000
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		200,000	174,000
Pacific Rubiales Energy Corp., 144A, 5.625%, 1/19/2025		226,000	173,455
Petroleos de Venezuela SA:
144A, 9.0%, 11/17/2021		200,000	87,500
144A, 9.75%, 5/17/2035		200,000	89,000
Petroleos Mexicanos, 2.251%*, 7/18/2018		250,000	252,750
PT Pertamina Persero, 144A, 5.625%, 5/20/2043		1,000,000	940,000
Transocean, Inc., 3.8%, 10/15/2022 (b)		555,000	449,730
			5,591,386
Financials 10.2%
Aflac, Inc., 3.625%, 11/15/2024 (b)		230,000	234,511
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	210,000
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		200,000	186,000
Bank of China Ltd., 144A, 5.0%, 11/13/2024		200,000	205,514
Barclays Bank PLC, 7.625%, 11/21/2022		1,090,000	1,191,833
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		150,000	165,000
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		410,000	415,233
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		250,000	270,229
CIT Group, Inc., 3.875%, 2/19/2019		65,000	64,838
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018		200,000	212,102
Credit Agricole SA, 144A, 7.875%, 1/29/2049		200,000	203,507
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019		200,000	202,500
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	508,750
E*TRADE Financial Corp., 6.375%, 11/15/2019		40,000	42,400
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		170,000	178,043
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		380,000	400,436
HSBC Holdings PLC:
5.625%, 12/29/2049		410,000	411,435
6.375%, 12/29/2049		460,000	464,600
International Lease Finance Corp., 6.25%, 5/15/2019		5,000	5,463
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		825,000	934,456
Morgan Stanley, Series H, 5.45%, 7/29/2049		10,000	10,018
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		220,000	232,090
Navient Corp., 5.5%, 1/25/2023		630,000	603,225
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		155,000	163,137
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		505,000	525,523
		Principal Amount ($)(a)	Value ($)

QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		260,000	260,027
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	108,459
Scentre Group Trust 1, 144A, 3.5%, 2/12/2025		535,000	537,093
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022 (b)		179,867	144,568
Societe Generale SA, 144A, 7.875%, 12/29/2049		20,000	19,375
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049 (b)		15,000	15,173
TIAA Asset Management Finance Co., LLC:
144A, 2.95%, 11/1/2019		405,000	405,784
144A, 4.125%, 11/1/2024		335,000	343,179
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		500,000	515,050
			10,389,551
Health Care 1.1%
Aviv Healthcare Properties LP, 6.0%, 10/15/2021		5,000	5,200
Biomet, Inc.:
6.5%, 8/1/2020		25,000	26,750
6.5%, 10/1/2020		5,000	5,275
Community Health Systems, Inc.:
5.125%, 8/1/2021		5,000	5,188
6.875%, 2/1/2022 (b)		10,000	10,594
7.125%, 7/15/2020		125,000	133,281
Endo Finance LLC, 144A, 5.75%, 1/15/2022		15,000	15,000
HCA, Inc.:
6.5%, 2/15/2020		235,000	263,317
7.5%, 2/15/2022		190,000	217,075
IMS Health, Inc., 144A, 6.0%, 11/1/2020		15,000	15,450
LifePoint Hospitals, Inc, 5.5%, 12/1/2021		15,000	15,338
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		110,000	105,600
Medtronic, Inc., 144A, 4.625%, 3/15/2045		150,000	162,598
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		20,000	20,900
Tenet Healthcare Corp., 6.25%, 11/1/2018		60,000	65,100
			1,066,666
Industrials 1.6%
ADT Corp.:
4.125%, 4/15/2019		5,000	4,950
6.25%, 10/15/2021		10,000	10,275
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		15,000	14,213
Belden, Inc., 144A, 5.5%, 9/1/2022		25,000	24,812
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		10,000	10,038
144A, 5.75%, 3/15/2022		90,000	91,125
144A, 6.0%, 10/15/2022		15,000	15,150
Covanta Holding Corp., 5.875%, 3/1/2024		10,000	10,175
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		15,000	15,825
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		10,000	9,500
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	183,000
		Principal Amount ($)(a)	Value ($)

Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		5,000	4,950
FTI Consulting, Inc., 6.0%, 11/15/2022		15,000	15,338
Garda World Security Corp., 144A, 7.25%, 11/15/2021		15,000	14,850
GenCorp, Inc., 7.125%, 3/15/2021		35,000	36,655
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		200,000	196,900
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		35,000	36,050
Meritor, Inc.:
6.25%, 2/15/2024		10,000	10,150
6.75%, 6/15/2021		15,000	15,675
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		45,000	41,175
Noble Group Ltd., 144A, 6.625%, 8/5/2020		250,000	256,250
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		188,500	172,477
Oshkosh Corp., 5.375%, 3/1/2022		8,000	8,160
SBA Communications Corp., 5.625%, 10/1/2019		15,000	15,338
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		15,000	15,263
Titan International, Inc., 6.875%, 10/1/2020		35,000	30,800
TransDigm, Inc., 7.5%, 7/15/2021		20,000	21,300
United Rentals North America, Inc.:
6.125%, 6/15/2023		5,000	5,250
7.625%, 4/15/2022		85,000	93,457
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		200,000	206,000
			1,585,101
Information Technology 2.0%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		5,000	5,225
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		50,000	52,500
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		10,000	10,300
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		5,000	4,700
CDW LLC, 8.5%, 4/1/2019		64,000	67,440
CyrusOne LP, 6.375%, 11/15/2022		5,000	5,337
Entegris, Inc., 144A, 6.0%, 4/1/2022		10,000	10,125
Equinix, Inc., 5.375%, 4/1/2023		45,000	45,000
First Data Corp.:
144A, 6.75%, 11/1/2020		68,000	72,590
144A, 7.375%, 6/15/2019		190,000	199,975
144A, 8.75%, 1/15/2022 (PIK)		30,000	32,250
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		15,000	15,675
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		15,000	16,087
7.625%, 6/15/2021		50,000	55,000
KLA-Tencor Corp., 4.65%, 11/1/2024		575,000	595,267
NCR Corp.:
5.875%, 12/15/2021		5,000	5,138
6.375%, 12/15/2023		10,000	10,400
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		410,000	432,400
		Principal Amount ($)(a)	Value ($)

Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		400,000	406,575
			2,041,984
Materials 4.6%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		350,000	351,176
144A, 4.125%, 9/27/2022 (b)		750,000	742,672
ArcelorMittal, 6.125%, 6/1/2018		500,000	533,125
Berry Plastics Corp., 5.5%, 5/15/2022		25,000	25,375
Evraz Group SA, 144A, 6.75%, 4/27/2018		400,000	333,500
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		36,000	32,580
144A, 7.0%, 2/15/2021		31,000	27,900
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		375,000	358,594
Fresnillo PLC, 144A, 5.5%, 11/13/2023		200,000	196,000
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	48,788
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024		1,000,000	965,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		100,000	98,000
8.875%, 2/1/2018		20,000	17,800
Novelis, Inc., 8.75%, 12/15/2020		265,000	280,900
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		15,000	14,925
Polymer Group, Inc., 7.75%, 2/1/2019		58,000	60,102
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		200,000	195,189
Yamana Gold, Inc., 4.95%, 7/15/2024		405,000	395,271
			4,676,897
Telecommunication Services 2.9%
B Communications Ltd., 144A, 7.375%, 2/15/2021		15,000	15,863
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		400,000	426,912
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		5,000	5,188
Series W, 6.75%, 12/1/2023 (b)		10,000	10,950
Cincinnati Bell, Inc., 8.375%, 10/15/2020		235,000	246,750
Digicel Group Ltd., 144A, 8.25%, 9/30/2020		42,000	40,740
Digicel Ltd., 144A, 8.25%, 9/1/2017		195,000	197,437
Frontier Communications Corp.:
7.125%, 1/15/2023		110,000	111,925
8.5%, 4/15/2020		55,000	61,325
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		30,000	29,817
7.5%, 4/1/2021		270,000	288,900
Level 3 Communications, Inc., 8.875%, 6/1/2019		80,000	84,816
Level 3 Financing, Inc.:
6.125%, 1/15/2021		10,000	10,350
7.0%, 6/1/2020		100,000	105,375
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	188,500
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		250,000	245,000
		Principal Amount ($)(a)	Value ($)

Sprint Communications, Inc.:
6.0%, 11/15/2022		25,000	23,000
144A, 9.0%, 11/15/2018		30,000	34,122
Sprint Corp., 7.125%, 6/15/2024		15,000	13,950
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		5,000	5,075
6.625%, 11/15/2020		175,000	178,062
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		250,000	250,750
Windstream Corp.:
6.375%, 8/1/2023		15,000	14,025
7.5%, 4/1/2023		5,000	4,975
7.75%, 10/15/2020		325,000	334,750
7.75%, 10/1/2021		40,000	40,800
			2,969,357
Utilities 0.2%
AES Corp., 8.0%, 10/15/2017		3,000	3,368
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		100,000	109,625
NRG Energy, Inc., 144A, 6.25%, 5/1/2024		45,000	45,787
			158,780
Total Corporate Bonds (Cost $31,900,498)			31,327,014

Mortgage-Backed Securities Pass-Throughs 18.2%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039		686,154	736,597
5.5%, with various maturities from 10/1/2023 until 6/1/2035		1,664,437	1,870,202
6.5%, 3/1/2026		249,894	279,372
Federal National Mortgage Association:
2.25%*, 9/1/2038		48,538	52,026
4.0%, 3/1/2042 (c)		10,300,000	10,996,859
5.0%, with various maturities from 10/1/2033 until 8/1/2040		1,454,338	1,611,464
5.5%, with various maturities from 12/1/2032 until 8/1/2037		1,642,250	1,840,004
6.0%, with various maturities from 4/1/2024 until 3/1/2025		465,795	527,095
6.5%, with various maturities from 3/1/2017 until 12/1/2037		491,748	556,305
Total Mortgage-Backed Securities Pass-Throughs (Cost $18,008,880)			18,469,924

Asset-Backed 2.0%
Automobile Receivables 1.7%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		1,680,575	1,720,563
Miscellaneous 0.3%
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		355,017	349,222
Total Asset-Backed (Cost $2,128,522)			2,069,785

		Principal Amount ($)(a)	Value ($)

Commercial Mortgage-Backed Securities 4.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., "A2", Series 2007-2, 5.622%*, 4/10/2049		18,844	18,847
BLCP Hotel Trust, "C", Series 2014-CLRN, 144A, 2.111%*, 8/15/2029		500,000	500,502
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.161%*, 3/15/2018		125,000	125,100
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		230,000	240,519
"A4", Series 2007-C1, 5.716%, 2/15/2051		956,036	1,028,201
"F", Series 2007-LD11, 5.787%*, 6/15/2049		650,000	32,500
"G", Series 2007-LD11, 144A, 5.787%*, 6/15/2049		415,019	8,300
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,232,161	1,300,183
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.835%*, 6/12/2050		788,946	826,425
Wachovia Bank Commercial Mortgage Trust, "H", Series 2007-C32, 144A, 5.716%*, 6/15/2049		770,000	83,260
Total Commercial Mortgage-Backed Securities (Cost $5,705,320)			4,163,837

Collateralized Mortgage Obligations 6.0%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		350,118	330,674
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		115,341	81,853
Federal Home Loan Mortgage Corp.:
"ZG", Series 4213, 3.5%, 6/15/2043		1,214,947	1,217,361
"JS", Series 3572, Interest Only, 6.639%**, 9/15/2039		617,635	95,892
Federal National Mortgage Association:
"QD", Series 2005-29, 5.0%, 8/25/2033		33,478	33,724
"SI", Series 2007-23, Interest Only, 6.601%**, 3/25/2037		244,244	33,523
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.755%*, 4/25/2024		500,000	460,398
"M3", Series 2014-DN4, 4.705%*, 10/25/2024		240,000	235,017
Government National Mortgage Association:
"PL", Series 2013-19, 2.5%, 2/20/2043		684,500	642,598
"HX", Series 2012-91, 3.0%, 9/20/2040		394,649	411,465
"KZ", Series 2014-102, 3.5%, 7/16/2044		1,869,242	1,918,534
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,354,755	150,748
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		2,874,804	224,796
		Principal Amount ($)(a)	Value ($)

"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		496,484	10,507
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		162,284	26,841
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		319,645	55,187
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		134,757	24,219
"AI", Series 2007-38, Interest Only, 6.299%**, 6/16/2037		83,386	13,382
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020		98,054	102,391
"8A1", Series 2004-3, 7.0%, 4/25/2034		8,778	9,053
Total Collateralized Mortgage Obligations (Cost $5,945,392)			6,078,163

Government & Agency Obligations 31.4%
Other Government Related (d) 1.8%
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		500,000	503,750
New Zealand Local Government Funding Agency, 5.5%, 4/15/2023	NZD	1,410,000	1,180,997
TMK OAO, 144A, 6.75%, 4/3/2020		250,000	140,000
			1,824,747
Sovereign Bonds 5.3%
Republic of Belarus, REG S, 8.75%, 8/3/2015		500,000	470,850
Republic of Costa Rica, 144A, 4.25%, 1/26/2023		200,000	183,000
Republic of Croatia, 144A, 6.75%, 11/5/2019		640,000	700,800
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	100,250
144A, 7.65%, 6/15/2035		200,000	212,000
REG S, 8.25%, 4/10/2032		40,000	45,600
Republic of Hungary:
4.0%, 3/25/2019		200,000	205,500
Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	50,664
Republic of Italy, REG S, 144A, 4.75%, 9/1/2044	EUR	850,000	1,332,107
Republic of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	1,130,000	940,206
Republic of Peru, 144A, 5.7%, 8/12/2024	PEN	300,000	100,461
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	221,750
Republic of South Africa:
5.875%, 9/16/2025 (b)		100,000	112,625
Series R204, 8.0%, 12/21/2018	ZAR	1,050,000	93,003
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	201,500
Republic of Turkey, 5.625%, 3/30/2021		250,000	274,687
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	1,300,000	87,917
Series M 20, 8.5%, 5/31/2029	MXN	650,000	53,235
			5,386,155
		Principal Amount ($)(a)	Value ($)

U.S. Treasury Obligations 24.3%
U.S. Treasury Bills:
0.035%***, 2/12/2015 (e)		623,000	622,988
0.085%***, 6/11/2015 (e)		181,000	180,948
U.S. Treasury Bonds:
3.125%, 8/15/2044		110,000	118,422
3.625%, 2/15/2044		261,000	307,144
U.S. Treasury Notes:
0.375%, 4/30/2016		1,000,000	999,844
1.0%, 8/31/2016 (f) (g)		12,650,000	12,744,875
1.0%, 9/30/2016		1,000,000	1,007,344
1.625%, 4/30/2019		6,640,000	6,662,828
2.25%, 11/15/2024		657,000	661,414
2.5%, 5/15/2024		1,238,000	1,275,333
			24,581,140
Total Government & Agency Obligations (Cost $31,718,201)			31,792,042

Municipal Bonds and Notes 3.4%
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028		655,000	720,513
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		1,343,606	1,384,492
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016		930,000	985,521
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036		285,000	311,673
Total Municipal Bonds and Notes (Cost $3,204,620)			3,402,199

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $27,480)	28	28,129

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 0.10% (h) (i) (Cost $2,108,927)	2,108,927	2,108,927

Cash Equivalents 14.8%
Central Cash Management Fund, 0.06% (h) (Cost $15,021,340)	15,021,340	15,021,340

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $115,769,180)†	112.9	114,461,360
Other Assets and Liabilities, Net	(12.9)	(13,061,238)
Net Assets	100.0	101,400,122

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2014.

** These securities are shown at their current rate as of December 31, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $115,768,500. At December 31, 2014, net unrealized depreciation for all securities based on tax cost was $1,307,140. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,990,639 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,297,779.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $2,025,780, which is 2.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At December 31, 2014, this security has been pledged, in whole or in part, as collateral for open centrally cleared swap contracts.

(g) At December 31, 2014, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association and issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2015	35	4,437,891	11,234
United Kingdom Long Gilt Bond	GBP	3/27/2015	5	931,498	21,441
Total unrealized appreciation					32,675

At December 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	AUD	3/16/2015	9	941,558	(14,149)
Euro-BTP Italian Government Bond	EUR	3/6/2015	18	2,953,491	(20,154)
Total unrealized depreciation					(34,303)

At December 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.48% – Pay Floating — LIBOR	5/9/2016 5/11/2026	2,000,000	1	5/5/2016	22,450	(3,456)
Put Options Pay Fixed — 2.48% – Receive Floating — LIBOR	5/9/2016 5/11/2026	2,000,000	1	5/5/2016	22,450	(51,774)
Pay Fixed — 2.615% – Receive Floating — LIBOR	12/4/2015 12/4/2045	2,000,000	2	12/2/2015	43,400	(75,484)
Pay Fixed — 2.64% – Receive Floating — LIBOR	8/10/2015 8/10/2045	1,800,000	1	8/6/2015	16,830	(59,255)
Pay Fixed — 2.675% – Receive Floating — LIBOR	11/9/2015 11/12/2045	2,000,000	2	11/9/2015	40,100	(85,510)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	1,800,000	3	6/3/2015	19,260	(73,534)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	2,000,000	4	9/28/2015	41,846	(121,982)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	1,800,000	1	3/4/2015	18,900	(111,186)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	1,800,000	3	1/30/2015	22,230	(122,775)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	2,000,000	5	1/26/2015	20,175	(154,427)
Total Put Options					245,191	(855,927)
Total					267,641	(859,383)

(j) Unrealized depreciation on written options on interest rate swap contracts at December 31, 2014 was $591,742.

At December 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/16/2025	500,000	Floating — LIBOR	Fixed — 2.64%	3,498	5
12/16/2015 9/18/2017	13,600,000	Fixed — 1.557%	Floating — LIBOR	16,731	101
12/16/2015 9/16/2020	8,900,000	Floating — LIBOR	Fixed — 2.214%	(4,754)	(14)
12/16/2015 9/18/2045	3,600,000	Floating — LIBOR	Fixed — 2.998%	125,351	67
12/16/2015 9/17/2035	9,700,000	Floating — LIBOR	Fixed — 2.938%	222,717	177
Total net unrealized appreciation					336

At December 31, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	15,000	6	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	1,834	997	837

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Nomura International PLC

2 Citigroup, Inc.

3 BNP Paribas

4 Morgan Stanley

5 Barclays Bank PLC

6 Credit Suisse

LIBOR: London Interbank Offered Rate

At December 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	1,800,000	NZD	1,917,212	1/5/2015	25,722	BNP Paribas
CAD	2,349,451	GBP	1,300,000	1/5/2015	4,072	Societe Generale
EUR	1,700,000	JPY	251,807,400	1/5/2015	45,142	Barclays Bank PLC
EUR	1,600,000	USD	2,003,478	1/5/2015	67,291	Barclays Bank PLC
USD	19,771	JPY	2,369,800	1/5/2015	15	Societe Generale
USD	2,569,843	NZD	3,300,000	1/5/2015	2,888	Australia & New Zealand Banking Group Ltd.
MXN	10,050,000	USD	728,777	1/15/2015	48,234	JPMorgan Chase Securities, Inc.
CAD	1,552,000	USD	1,374,839	1/20/2015	39,571	Societe Generale
CAD	1,404,760	USD	1,243,067	1/20/2015	34,477	Australia & New Zealand Banking Group Ltd.
EUR	1,038,000	USD	1,289,725	1/20/2015	33,416	Societe Generale
SGD	1,749,000	USD	1,375,763	1/20/2015	56,144	Australia & New Zealand Banking Group Ltd.
NZD	1,987,400	AUD	1,900,000	2/5/2015	2,667	Australia & New Zealand Banking Group Ltd.
NZD	2,000,000	USD	1,560,786	2/5/2015	6,520	Australia & New Zealand Banking Group Ltd.
USD	12,246	RUB	818,040	2/17/2015	940	Barclays Bank PLC
Total unrealized appreciation					367,099

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	1,900,000	NZD	1,985,741	1/5/2015	(2,461)	Australia & New Zealand Banking Group Ltd.
GBP	1,300,000	CAD	2,331,251	1/5/2015	(19,735)	UBS AG
JPY	254,177,200	EUR	1,700,000	1/5/2015	(64,927)	Barclays Bank PLC
NZD	1,952,631	AUD	1,800,000	1/5/2015	(53,335)	Australia & New Zealand Banking Group Ltd.
NZD	2,005,526	AUD	1,900,000	1/5/2015	(12,963)	Morgan Stanley
NZD	3,300,000	USD	2,532,800	1/5/2015	(39,931)	Australia & New Zealand Banking Group Ltd.
USD	15,710	CAD	18,200	1/5/2015	(46)	Citigroup, Inc.
USD	1,949,880	EUR	1,600,000	1/5/2015	(13,693)	Societe Generale
USD	2,013,325	JPY	240,000,000	1/5/2015	(9,564)	UBS AG
USD	15,462	NZD	19,785	1/5/2015	(38)	Citigroup, Inc.
USD	1,476,525	MXN	20,100,000	1/15/2015	(115,440)	JPMorgan Chase Securities, Inc.
USD	42,357	ZAR	480,000	1/15/2015	(965)	Commonwealth Bank of Australia
USD	534,543	ZAR	6,080,000	1/15/2015	(10,243)	UBS AG
USD	492,037	ZAR	5,600,000	1/15/2015	(9,128)	Citigroup, Inc.
USD	736,507	ZAR	8,400,000	1/15/2015	(12,145)	BNP Paribas
NZD	2,679,000	USD	2,074,898	1/20/2015	(10,208)	Australia & New Zealand Banking Group Ltd.
USD	1,240,146	CAD	1,404,760	1/20/2015	(31,556)	Societe Generale
USD	1,336,056	SGD	1,749,000	1/20/2015	(16,438)	BNP Paribas
GBP	1,300,000	CAD	2,350,438	2/5/2015	(4,069)	Societe Generale
USD	34,474	ZAR	400,000	2/10/2015	(119)	Citigroup, Inc.
RUB	818,040	USD	12,708	2/17/2015	(478)	Barclays Bank PLC
Total unrealized depreciation					(427,482)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
MXN Mexican Peso
NZD New Zealand Dollar
PEN Peruvian Nuevo Sol
RUB Russian Ruble
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, written options, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$31,327,014	$—	$31,327,014
Mortgage-Backed Securities Pass-Throughs	—	18,469,924	—	18,469,924
Asset-Backed	—	2,069,785	—	2,069,785
Commercial Mortgage-Backed Securities	—	4,163,837	—	4,163,837
Collateralized Mortgage Obligations	—	6,078,163	—	6,078,163
Government & Agency Obligations	—	31,792,042	—	31,792,042
Municipal Bonds and Notes	—	3,402,199	—	3,402,199
Preferred Stock	—	28,129	—	28,129
Short-Term Investments (m)	17,130,267	—	—	17,130,267
Derivatives (n)
Futures Contracts	32,675	—	—	32,675
Credit Default Swap Contracts	—	837	—	837
Interest Rate Swap Contracts	—	350	—	350
Forward Foreign Currency Exchange Contracts	—	367,099	—	367,099
Total	$17,162,942	$97,699,379	$—	$114,862,321
Liabilities	Level 1	Level 2	Level 3	Level 2

Derivatives (n)
Futures Contracts	$(34,303)	$—	$—	$(34,303)
Written Options	—	(859,383)	—	(859,383)
Interest Rate Swap Contracts	—	(14)	—	(14)
Forward Foreign Currency Exchange Contracts	—	(427,482)	—	(427,482)
Total	$(34,303)	$(1,286,879)	$—	$(1,321,182)

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $98,638,913) — including $2,025,780 of securities loaned	$97,331,093
Investment in Daily Assets Fund Institutional (cost $2,108,927)*	2,108,927
Investment in Central Cash Management Fund (cost $15,021,340)	15,021,340
Total investments in securities, at value (cost $115,769,180)	114,461,360
Cash	291,737
Foreign currency, at value (cost $159,362)	139,167
Receivable for investments sold	6,647
Receivable for investments sold — when-issued/delayed delivery securities	4,900,550
Receivable for Fund shares sold	92,477
Interest receivable	781,678
Unrealized appreciation on bilateral swap contracts	837
Unrealized appreciation on forward foreign currency exchange contracts	367,099
Upfront payments paid on bilateral swap contracts	997
Foreign taxes recoverable	1,245
Other assets	2,238
Total assets	121,046,032
Liabilities
Payable upon return of securities loaned	2,108,927
Payable for investments purchased	203,629
Payable for investment purchased — when–issued/delayed delivery securities	15,848,342
Payable for Fund shares redeemed	6,563
Payable for variation margin on futures contracts	18,639
Payable for variation margin on centrally cleared swaps	34,515
Options written, at value (premiums received $267,641)	859,383
Unrealized depreciation on forward foreign currency exchange contracts	427,482
Accrued management fee	14,927
Accrued Trustees' fees	1,564
Other accrued expenses and payables	121,939
Total liabilities	19,645,910
Net assets, at value	$101,400,122
Net Assets Consist of
Undistributed net investment income	2,890,836
Net unrealized appreciation (depreciation) on: Investments	(1,307,820)
Swap contracts	1,173
Futures	(1,628)
Foreign currency	(81,266)
Written options	(591,742)
Accumulated net realized gain (loss)	(14,114,537)
Paid-in capital	114,605,106
Net assets, at value	$101,400,122
Class A Net Asset Value, offering and redemption price per share ($101,400,122 ÷ 17,886,425 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.67

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Interest	$3,725,661
Income distributions — Central Cash Management Fund	4,903
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	15,896
Total income	3,746,460
Expenses: Management fee	405,684
Administration fee	104,022
Services to shareholders	2,253
Custodian fee	44,077
Professional fees	98,202
Reports to shareholders	44,180
Trustees' fees and expenses	5,946
Other	14,774
Total expenses before expense reductions	719,138
Expense reductions	(84,123)
Total expenses after expense reductions	635,015
Net investment income	3,111,445
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,207,687
Swap contracts	1,057,263
Futures	764,133
Written options	138,600
Foreign currency	436,709
3,604,392
Change in net unrealized appreciation (depreciation) on: Investments	906,580
Swap contracts	18,010
Futures	5,151
Written options	(670,276)
Foreign currency	(279,550)
(20,085)
Net gain (loss)	3,584,307
Net increase (decrease) in net assets resulting from operations	$6,695,752

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$3,111,445	$3,746,885
Net realized gain (loss)	3,604,392	(1,091,805)
Change in net unrealized appreciation (depreciation)	(20,085)	(6,522,025)
Net increase (decrease) in net assets resulting from operations	6,695,752	(3,866,945)
Distributions to shareholders from: Net investment income: Class A	(3,659,417)	(4,386,055)
Fund share transactions: Class A Proceeds from shares sold	11,004,710	5,651,619
Reinvestment of distributions	3,659,417	4,386,055
Payments for shares redeemed	(21,178,745)	(87,153,230)
Net increase (decrease) in net assets from Class A share transactions	(6,514,618)	(77,115,556)
Increase (decrease) in net assets	(3,478,283)	(85,368,556)
Net assets at beginning of period	104,878,405	190,246,961
Net assets at end of period (including undistributed net investment income of $2,890,836 and $3,120,319, respectively)	$101,400,122	$104,878,405
Other Information
Class A Shares outstanding at beginning of period	19,030,134	32,324,964
Shares sold	1,948,624	1,003,776
Shares issued to shareholders in reinvestment of distributions	662,938	768,136
Shares redeemed	(3,755,271)	(15,066,742)
Net increase (decrease) in Class A shares	(1,143,709)	(13,294,830)
Shares outstanding at end of period	17,886,425	19,030,134

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$5.51		$5.89		$5.72	$5.66	$5.54
Income (loss) from investment operations: Net investment incomea	.17		.16		.16	.22	.19
Net realized and unrealized gain (loss)	.19		(.33)		.27	.09	.18
Total from investment operations	.36		(.17)		.43	.31	.37
Less distributions from: Net investment income	(.20)		(.21)		(.26)	(.25)	(.25)
Net asset value, end of period	$5.67		$5.51		$5.89	$5.72	$5.66
Total Return (%)	6.63	b	(3.03	)b	7.77	5.68	6.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101		105		190	112	155
Ratio of expenses before expense reductions (%)	.69		.65		.58	.62	.59
Ratio of expenses after expense reductions (%)	.61		.56		.58	.62	.59
Ratio of net investment income (%)	2.99		2.88		2.81	3.86	3.42
Portfolio turnover rate (%)	273		418		115	219	357
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche Bond VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Trustees of the Series. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $14,056,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 381–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$2,869,066
Capital loss carryforwards	$(14,056,000)
Net unrealized appreciation (depreciation) on investments	$(1,307,140)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$3,659,417	$4,386,055

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,369,000 to $31,610,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,895,000 to $21,371,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended December 31, 2014, the Fund entered into options interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open purchased option contracts as of December 31, 2014. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in written options contracts had a total value generally indicative of a range from approximately $60,000 to $859,000.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $15,000 to $65,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $26,100,000 to $36,300,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the year ended December 31, 2014, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $8,635,000 to $35,842,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $4,843,000 to $34,885,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $17,983,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$350	$32,675	$33,025
Credit Contracts (b)	—	837	—	837
Foreign Exchange Contracts (c)	367,099	—	—	367,099
	$367,099	$1,187	$32,675	$400,961
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(859,383)	$—	$(14)	$(34,303)	$(893,700)
Foreign Exchange Contracts (c)	—	(427,482)	—	—	(427,482)
	$(859,383)	$(427,482)	$(14)	$(34,303)	$(1,321,182)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Includes cumulative depreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$138,600	$—	$1,051,406	$764,133	$1,954,139
Credit Contracts (b)	—	—	5,857	—	5,857
Foreign Exchange Contracts (c)	—	491,102	—	—	491,102
	$138,600	$491,102	$1,057,263	$764,133	$2,451,098
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) on swap contracts
(c) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(670,276)	$—	$22,376	$5,151	$(642,749)
Credit Contracts (b)	—	—	(4,366)	—	(4,366)
Foreign Exchange Contracts (c)	—	(274,953)	—	—	(274,953)
	$(670,276)	$(274,953)	$18,010	$5,151	$(922,068)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on written options, swaps contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on swap contracts
(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received (a)	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$102,696	$(102,696)	$—	$—	$—
Barclays Bank PLC	113,373	(113,373)	—	—	—
BNP Paribas	25,722	(25,722)	—	—	—
Credit Suisse	837	—	—	—	837
JPMorgan Chase Securities, Inc.	48,234	(48,234)	—	—	—
Societe Generale	77,074	(49,318)	—	—	27,756
	$367,936	$(339,343)	$—	$—	$28,593
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$105,935	$(102,696)	$—	$—	$3,239
Barclays Bank PLC	219,832	(113,373)	—	—	106,459
BNP Paribas	224,892	(25,722)	—	—	199,170
Citigroup, Inc	170,325	—	—	—	170,325
Commonwealth Bank of Australia	965	—	—	—	965
JPMorgan Chase Securities, Inc.	115,440	(48,234)	—	—	67,206
Morgan Stanley	134,945	—	—	—	134,945
Nomura International PLC	225,671	—	—	(225,671)	—
Societe Generale	49,318	(49,318)	—	—	—
UBS AG	39,542	—	—	—	39,542
	$1,286,865	$(339,343)	$—	$(225,671)	$721,851

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $253,155,011 and $281,087,896, respectively. Purchases and sales of U.S. Treasury obligations aggregated $29,014,283 and $22,935,755, respectively.

For the year ended December 31, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	12,000,000	$138,600
Options written	19,200,000	267,641
Options closed	(10,000,000)	(123,850)
Options expired	(2,000,000)	(14,750)
Outstanding, end of period	19,200,000	$267,641

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund's average daily net assets.

For the period from January 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.61%.

For the year ended December 31, 2014, fees waived and/or expenses reimbursed were $84,123.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $104,022, of which $8,657 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC aggregated $550, of which $93 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,021, of which $6,310 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,390.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At December 31, 2014, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 47%, 25% and 11%, respectively.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Variable Series I and the Shareholders of Deutsche Bond VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Bond VIP (formerly DWS Bond VIP) (the "Fund") at December 31, 2014 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 13, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,007.10
Expenses Paid per $1,000*	$3.09
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,022.13
Expenses Paid per $1,000*	$3.11

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series I — Deutsche Bond VIP	.61%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Bond VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1bond-2 (R-025819-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series I

(formerly DWS Variable Series I)

Deutsche Capital Growth VIP

(formerly DWS Capital Growth VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
17 Report of Independent Registered Public Accounting Firm
18 Information About Your Fund's Expenses
19 Tax Information
19 Proxy Voting
20 Advisory Agreement Board Considerations and Fee Evaluation
22 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.50% and 0.83% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,297	$17,652	$19,680	$22,278
	Average annual total return	12.97%	20.86%	14.50%	8.34%
Russell 1000 Growth Index	Growth of $10,000	$11,305	$17,393	$20,836	$22,594
	Average annual total return	13.05%	20.26%	15.81%	8.49%
Deutsche Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,267	$17,479	$19,367	$21,544
	Average annual total return	12.67%	20.46%	14.13%	7.98%
Russell 1000 Growth Index	Growth of $10,000	$11,305	$17,393	$20,836	$22,594
	Average annual total return	13.05%	20.26%	15.81%	8.49%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

For the 12 months ended December 31, 2014, the Fund returned 12.97% (Class A shares, unadjusted for contract charges), underperforming the 13.05% return of the Russell 1000® Growth Index.1

The Fund’s performance was helped by our overweight in the health care sector, which comfortably outperformed the broader market during the period, as well as our underweight in energy.2 In terms of stock selection, we delivered the largest margin of outperformance in the consumer staples and consumer discretionary sectors, while we lagged in industrials, energy and financials.3,4

Two of the leading contributors to the Fund’s performance in consumer staples were the food company Hillshire Brands Co.* and the spirits producer Beam, Inc.,* both of which acquired for a premium during the first half of the year. We also benefited from the strong returns of the health care stocks CareFusion Corp.,* Medivation, Inc. and Celgene Corp. Our investments in health care have targeted companies with robust underlying fundamentals and exciting product stories, an approach that has paid off in the past 12 months. Another notable contributor was the technology stock Palo Alto Networks, Inc., an enterprise-security provider that benefited from increased demand amid the growing concerns about cyber security.

Whole Foods Market, Inc. was the largest individual detractor from performance. We have found numerous opportunities in the "healthy living" theme, which seeks to capitalize on Americans’ efforts to eat better and exercise more. Whole Foods, while well-positioned to capitalize on this theme, nonetheless saw its shares decline due to rising competition in the organic-foods space. Splunk, Inc.,* Las Vegas Sands Corp. and Dick’s Sporting Goods, Inc. were also among the Fund’s notable detractors for the year.

We continued to emphasize sectors where we are finding the largest representation of companies positioned to benefit from positive product stories and longer-term, secular growth themes. We found many such opportunities among companies in the health care, consumer discretionary and technology sectors. In technology, for instance, a number of our holdings reflected longer-term growth themes such as data storage, data security and virtualization — all of which should gain an increasing share of enterprise spending as corporations seek to streamline their technology budgets. In health care, we found the most compelling opportunities in biotechnology companies with robust product cycles. At the same time, we maintained underweights in slower-growth sectors — including consumer staples, utilities and telecommunications — where we found valuations to be less compelling.

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA

Brendan O'Neill, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means that the Fund holds a higher weighting in a given sector or stock compared with its benchmark index. "Underweight" means that the Fund holds a lower weighting in a given sector or stock.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

4 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

* Not held in the portfolio as of December 31, 2014.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Common Stocks	99%	100%
Convertible Bonds	1%	—
Cash Equivalents	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks and Convertible Bonds)	12/31/14	12/31/13

Information Technology	28%	26%
Consumer Discretionary	19%	21%
Health Care	16%	15%
Industrials	12%	13%
Consumer Staples	10%	10%
Financials	6%	5%
Energy	4%	4%
Materials	3%	5%
Telecommunication Services	1%	1%
Utilities	1%	0%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 18.9%
Auto Components 0.7%
BorgWarner, Inc.	115,775	6,361,836
Hotels, Restaurants & Leisure 3.0%
Brinker International, Inc. (a)	164,377	9,647,286
Las Vegas Sands Corp.	126,297	7,345,434
Starwood Hotels & Resorts Worldwide, Inc.	120,033	9,731,075
		26,723,795
Internet & Catalog Retail 2.0%
Amazon.com, Inc.* (a)	44,685	13,867,990
Expedia, Inc.	52,270	4,461,767
		18,329,757
Media 3.5%
Twenty-First Century Fox, Inc. "A"	394,234	15,140,557
Walt Disney Co. (a)	168,547	15,875,442
		31,015,999
Specialty Retail 5.5%
Dick's Sporting Goods, Inc. (a)	165,599	8,221,991
GNC Holdings, Inc. "A"	84,772	3,980,893
Home Depot, Inc.	200,869	21,085,219
L Brands, Inc. (a)	183,100	15,847,305
		49,135,408
Textiles, Apparel & Luxury Goods 4.2%
NIKE, Inc. "B"	226,318	21,760,475
VF Corp.	206,143	15,440,111
		37,200,586
Consumer Staples 10.3%
Beverages 2.2%
PepsiCo, Inc.	203,547	19,247,404
Food & Staples Retailing 3.1%
Costco Wholesale Corp.	114,280	16,199,190
Whole Foods Market, Inc. (a)	222,807	11,233,929
		27,433,119
Food Products 3.8%
Mead Johnson Nutrition Co.	127,620	12,830,915
Mondelez International, Inc. "A"	233,445	8,479,889
The WhiteWave Foods Co.*	365,797	12,799,237
		34,110,041
Personal Products 1.2%
Estee Lauder Companies, Inc. "A"	145,053	11,053,039
Energy 3.7%
Energy Equipment & Services 1.2%
Schlumberger Ltd.	121,550	10,381,586
Oil, Gas & Consumable Fuels 2.5%
Antero Resources Corp.* (a)	80,133	3,251,797
Continental Resources, Inc.* (a)	85,660	3,285,918
EOG Resources, Inc.	85,183	7,842,799
Pioneer Natural Resources Co.	55,843	8,312,230
		22,692,744
Financials 5.7%
Capital Markets 2.8%
Affiliated Managers Group, Inc.*	50,503	10,718,757
Ameriprise Financial, Inc.	57,562	7,612,574
The Charles Schwab Corp.	209,816	6,334,345
		24,665,676
	Shares	Value ($)

Consumer Finance 1.2%
Capital One Financial Corp.	134,273	11,084,236
Diversified Financial Services 0.9%
Intercontinental Exchange, Inc.	36,120	7,920,755
Real Estate Investment Trusts 0.8%
Crown Castle International Corp. (REIT)	91,268	7,182,792
Health Care 16.4%
Biotechnology 7.0%
Celgene Corp.* (a)	190,933	21,357,765
Cepheid, Inc.* (a)	134,890	7,302,945
Gilead Sciences, Inc.*	145,433	13,708,514
Medivation, Inc.*	98,429	9,804,513
NPS Pharmaceuticals, Inc.* (a)	296,253	10,596,970
		62,770,707
Health Care Equipment & Supplies 1.2%
St. Jude Medical, Inc.	161,526	10,504,036
Health Care Providers & Services 3.8%
Express Scripts Holding Co.*	104,050	8,809,913
McKesson Corp.	63,904	13,265,192
Omnicare, Inc. (a)	166,921	12,173,549
		34,248,654
Life Sciences Tools & Services 1.7%
Thermo Fisher Scientific, Inc.	118,713	14,873,552
Pharmaceuticals 2.7%
Allergan, Inc.	65,530	13,931,023
Bristol-Myers Squibb Co.	114,431	6,754,862
Shire PLC (ADR)	17,208	3,657,388
		24,343,273
Industrials 11.8%
Aerospace & Defense 3.0%
BE Aerospace, Inc.*	87,314	5,065,958
Boeing Co. (a)	97,281	12,644,585
KLX, Inc.*	43,657	1,800,851
TransDigm Group, Inc.	38,760	7,610,526
		27,121,920
Commercial Services & Supplies 0.7%
Stericycle, Inc.* (a)	49,208	6,450,185
Electrical Equipment 1.4%
AMETEK, Inc. (a)	236,920	12,469,099
Industrial Conglomerates 1.8%
General Electric Co.	179,839	4,544,532
Roper Industries, Inc.	70,732	11,058,948
		15,603,480
Machinery 3.6%
Dover Corp. (a)	71,514	5,128,984
Pall Corp.	109,131	11,045,149
Parker-Hannifin Corp.	119,911	15,462,523
		31,636,656
Road & Rail 1.3%
Norfolk Southern Corp.	108,980	11,945,298
Information Technology 27.8%
Communications Equipment 1.1%
Palo Alto Networks, Inc.* (a)	79,093	9,694,429
Internet Software & Services 6.5%
Alibaba Group Holding Ltd. (ADR)*	53,245	5,534,285
Facebook, Inc. "A"*	192,923	15,051,853
	Shares	Value ($)

Google, Inc. "A"*	29,806	15,816,852
Google, Inc. "C"*	29,955	15,768,312
LinkedIn Corp. "A"*	26,424	6,069,857
		58,241,159
IT Services 3.4%
Cognizant Technology Solutions Corp. "A"*	143,946	7,580,196
Visa, Inc. "A" (a)	86,893	22,783,345
		30,363,541
Semiconductors & Semiconductor Equipment 3.5%
Analog Devices, Inc.	168,574	9,359,228
Avago Technologies Ltd.	76,095	7,654,396
Intel Corp.	201,424	7,309,677
NXP Semiconductors NV*	89,383	6,828,861
		31,152,162
Software 6.8%
Adobe Systems, Inc.*	127,838	9,293,823
Microsoft Corp.	533,722	24,791,387
Oracle Corp.	370,352	16,654,729
Salesforce.com, Inc.* (a)	170,788	10,129,436
		60,869,375
Technology Hardware, Storage & Peripherals 6.5%
Apple, Inc.	441,085	48,686,962
Western Digital Corp.	83,422	9,234,816
		57,921,778
Materials 3.5%
Chemicals 2.7%
Dow Chemical Co.	175,745	8,015,729
Ecolab, Inc.	114,524	11,970,049
PPG Industries, Inc.	17,014	3,932,786
		23,918,564
Containers & Packaging 0.8%
Ball Corp.	108,849	7,420,236
	Shares	Value ($)

Telecommunication Services 0.6%
Diversified Telecommunication Services
Level 3 Communications, Inc.*	96,391	4,759,787
Zayo Group Holdings, Inc.* (a)	22,945	701,429
		5,461,216
Utilities 0.5%
Water Utilities
American Water Works Co., Inc. (a)	92,500	4,930,250
Total Common Stocks (Cost $558,502,162)		886,478,343

	Principal Amount ($)	Value ($)

Convertible Bonds 0.4%
Information Technology
Twitter, Inc., 144A, 0.25%, 9/15/2019	2,098,000	1,822,637
Workday, Inc., 1.5%, 7/15/2020	1,903,278	2,318,431
Total Convertible Bonds (Cost $4,366,999)		4,141,068

	Shares	Value ($)

Securities Lending Collateral 14.9%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $133,354,054)	133,354,054	133,354,054

Cash Equivalents 0.4%
Central Cash Management Fund, 0.06% (b) (Cost $3,306,422)	3,306,422	3,306,422

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $699,529,637)†	114.9	1,027,279,887
Other Assets and Liabilities, Net	(14.9)	(133,538,375)
Net Assets	100.0	893,741,512

* Non-income producing security.

† The cost for federal income tax purposes was $699,999,348. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $327,280,539. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $335,740,331 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,459,792.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $129,779,373, which is 14.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$886,478,343	$—	$—	$886,478,343
Convertible Bonds	—	4,141,068	—	4,141,068
Short-Term Investments (d)	136,660,476	—	—	136,660,476
Total	$1,023,138,819	$4,141,068	$—	$1,027,279,887

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $562,869,161) — including $129,779,373 of securities loaned	$890,619,411
Investment in Daily Assets Fund Institutional (cost $133,354,054)*	133,354,054
Investment in Central Cash Management Fund (cost $3,306,422)	3,306,422
Total investments in securities, at value (cost $699,529,637)	1,027,279,887
Cash	10,000
Receivable for Fund shares sold	293,377
Dividends receivable	825,290
Interest receivable	27,740
Other assets	14,495
Total assets	1,028,450,789
Liabilities
Payable upon return of securities loaned	133,354,054
Payable for Fund shares redeemed	869,652
Accrued management fee	281,972
Accrued Trustees' fees	11,162
Other accrued expenses and payables	192,437
Total liabilities	134,709,277
Net assets, at value	$893,741,512
Net Assets Consist of
Undistributed net investment income	6,242,357
Net unrealized appreciation (depreciation) on Investments	327,750,250
Accumulated net realized gain (loss)	101,606,458
Paid-in capital	458,142,447
Net assets, at value	$893,741,512
Class A Net Asset Value, offering and redemption price per share ($890,358,124 ÷ 29,731,475 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$29.95
Class B Net Asset Value, offering and redemption price per share ($3,383,388 ÷ 113,396 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$29.84

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,055)	$10,582,219
Income distributions — Central Cash Management Fund	2,581
Interest	36,689
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	67,802
Total income	10,689,291
Expenses: Management fee	3,162,834
Administration fee	849,407
Services to shareholders	3,617
Record keeping fee (Class B)	3,358
Distribution and service fees (Class B)	16,247
Custodian fee	24,755
Professional fees	93,369
Reports to shareholders	53,783
Trustees' fees and expenses	36,729
Other	26,992
Total expenses	4,271,091
Net investment income (loss)	6,418,200
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	126,077,955
Change in net unrealized appreciation (depreciation) on: Investments	(29,237,278)
Foreign currency	(4,925)
(29,242,203)
Net gain (loss)	96,835,752
Net increase (decrease) in net assets resulting from operations	$103,253,952

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$6,418,200	$6,538,509
Net realized gain (loss)	126,077,955	111,903,826
Change in net unrealized appreciation (depreciation)	(29,242,203)	112,661,284
Net increase (decrease) in net assets resulting from operations	103,253,952	231,103,619
Distributions to shareholders from: Net investment income: Class A	(5,280,971)	(9,616,234)
Class B	(41,098)	(131,767)
Net realized gains: Class A	(48,279,027)	—
Class B	(767,015)	—
Total distributions	(54,368,111)	(9,748,001)
Fund share transactions: Class A Proceeds from shares sold	51,156,495	14,066,914
Reinvestment of distributions	53,559,998	9,616,234
Payments for shares redeemed	(101,225,789)	(105,034,979)
Net increase (decrease) in net assets from Class A share transactions	3,490,704	(81,351,831)
Class B Proceeds from shares sold	1,318,640	760,162
Reinvestment of distributions	808,113	131,767
Payments for shares redeemed	(11,748,491)	(3,806,721)
Net increase (decrease) in net assets from Class B share transactions	(9,621,738)	(2,914,792)
Increase (decrease) in net assets	42,754,807	137,088,995
Net assets at beginning of period	850,986,705	713,897,710
Net assets at end of period (including undistributed net investment income of $6,242,357 and $6,239,079, respectively)	$893,741,512	$850,986,705
Other Information
Class A Shares outstanding at beginning of period	29,474,327	32,798,165
Shares sold	1,781,210	570,579
Shares issued to shareholders in reinvestment of distributions	2,074,361	419,923
Shares redeemed	(3,598,423)	(4,314,340)
Net increase (decrease) in Class A shares	257,148	(3,323,838)
Shares outstanding at end of period	29,731,475	29,474,327
Class B Shares outstanding at beginning of period	484,326	600,771
Shares sold	46,596	31,195
Shares issued to shareholders in reinvestment of distributions	31,359	5,764
Shares redeemed	(448,885)	(153,404)
Net increase (decrease) in Class B shares	(370,930)	(116,445)
Shares outstanding at end of period	113,396	484,326

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$28.41	$21.38	$18.58	$19.59	$16.93
Income (loss) from investment operations: Net investment income (loss)a	.21	.21	.28	.17	.14	c
Net realized and unrealized gain (loss)	3.18	7.12	2.70	(1.03)	2.68
Total from investment operations	3.39	7.33	2.98	(.86)	2.82
Less distributions from: Net investment income	(.18)	(.30)	(.18)	(.15)	(.16)
Net realized gains	(1.67)	—	—	—	—
Total distributions	(1.85)	(.30)	(.18)	(.15)	(.16)
Net asset value, end of period	$29.95	$28.41	$21.38	$18.58	$19.59
Total Return (%)	12.97	34.65	16.05	(4.47)	16.71	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	890	837	701	677	729
Ratio of expenses before expense reductions (%)	.50	.50	.50	.50	.51
Ratio of expenses after expense reductions (%)	.50	.50	.50	.50	.51
Ratio of net investment income (loss) (%)	.76	.85	1.32	.86	.78	c
Portfolio turnover rate (%)	47	37	25	47	42
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.

	Years Ended December 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$28.29	$21.29	$18.51	$19.51	$16.86
Income (loss) from investment operations: Net investment income (loss)a	.09	.13	.20	.10	.08	c
Net realized and unrealized gain (loss)	3.22	7.10	2.69	(1.02)	2.67
Total from investment operations	3.31	7.23	2.89	(.92)	2.75
Less distributions from: Net investment income	(.09)	(.23)	(.11)	(.08)	(.10)
Net realized gains	(1.67)	—	—	—	—
Total distributions	(1.76)	(.23)	(.11)	(.08)	(.10)
Net asset value, end of period	$29.84	$28.29	$21.29	$18.51	$19.51
Total Return (%)	12.67	34.19	15.61	(4.76)	16.33	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	14	13	13	12
Ratio of expenses before expense reductions (%)	.80	.83	.83	.84	.85
Ratio of expenses after expense reductions (%)	.80	.83	.83	.84	.84
Ratio of net investment income (loss) (%)	.33	.52	.97	.52	.45	c
Portfolio turnover rate (%)	47	37	25	47	42
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche Capital Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $15,222,000 of pre-enactment losses, all of which was inherited from its merger with other affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$6,242,357
Undistributed net long-term capital gains	$117,313,066
Capital loss carryforwards	$(15,222,000)
Net unrealized gain appreciation (depreciation) investments	$327,280,539

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$5,322,069	$9,748,001
Distributions from long-term capital gains	$49,046,042	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $394,747,775 and $439,260,251, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.13%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $849,407, of which $75,798 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$783	$142
Class B	176	29
	$959	$171

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $16,247, of which $720 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,114, of which $4,205 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2014, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 39%, 37% and 12%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 81% and 10%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Variable Series I and the Shareholders of Deutsche Capital Growth VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Capital Growth VIP (formerly DWS Capital Growth VIP) (the "Fund") at December 31, 2014 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 13, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,076.20	$1,074.90
Expenses Paid per $1,000*	$2.62	$3.92
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,022.68	$1,021.42
Expenses Paid per $1,000*	$2.55	$3.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Capital Growth VIP	.50%	.75%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $1.67 per share from net long-term capital gains during its year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $129,198,000 as capital gain dividends for its year ended December 31, 2014.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Capital Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc. 222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1capgro-2 (R-025820-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series I

(formerly DWS Variable Series I)

Deutsche Core Equity VIP

(formerly DWS Core Equity VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
21 Proxy Voting
22 Advisory Agreement Board Considerations and Fee Evaluation
25 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.56% and 0.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,182	$17,785	$20,316	$20,537
	Average annual total return	11.82%	21.16%	15.23%	7.46%
Russell 1000® Index	Growth of $10,000	$11,324	$17,549	$20,679	$21,509
	Average annual total return	13.24%	20.62%	15.64%	7.96%
Deutsche Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,152	$17,645	$20,056	$20,009
	Average annual total return	11.52%	20.84%	14.93%	7.18%
Russell 1000® Index	Growth of $10,000	$11,324	$17,549	$20,679	$21,509
	Average annual total return	13.24%	20.62%	15.64%	7.96%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

The U.S. stock market delivered a gain during the past year, reflecting the continued strength in corporate earnings trends and the health of the country’s economy compared to its major developed-market counterparts. The Fund returned 11.82% (Class A shares, unadjusted for contract charges), underperforming the 13.24% return for the Russell 1000® Index.1

Consistent with our bottom-up approach, individual stock selection was the primary driver of relative performance. Two of the leading contributors to the Fund’s performance were the food company Hillshire Brands Co.* and the spirits producer Beam, Inc.,* both of which were acquired at a premium during the first half of the year. The portfolio holding Allergan, Inc. also was targeted for an acquisition by a rival. Allergan was just one of several holdings in the health care sector that delivered outperformance during the past year, as we also generated strong returns through our positions in CareFusion Corp.,* Medivation, Inc. and Celgene Corp. Our investments in health care have targeted companies with robust underlying fundamentals and exciting product stories, an approach that paid off in the past 12 months. Positions in L Brands Inc., Avago Technologies Ltd. and Extra Space Storage Inc. also contributed positively to performance.

Whole Foods Market, Inc., which lost ground due to rising competition in the organic-foods space, was the largest individual detractor from performance. On a sector basis, our holdings underperformed the benchmark by the widest margin in financials, where positions in Affiliated Managers Group, Inc., Prudential Financial, Inc. and Citigroup, Inc. all hurt the Fund’s relative performance. Information technology also proved to be a challenging sector for the Fund, due in part to the underperformance of Solera Holdings, Inc.* and LinkedIn Corp.* Outside of these sectors, other detractors of note included Fiat Chrysler Automobiles NV and Chevron Corp.

We maintain a focus on stocks with company-specific drivers of growth, as well as those that stand to benefit from longer-term, secular themes. This approach is reflected in the Fund’s modest overweight positions in higher-growth sectors such as consumer discretionary and health care, and its corresponding underweight in slower-growth sectors such as telecommunications and utilities.2 In addition, we have favored stocks with a greater exposure to the strong domestic economy over those with a global focus.

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA

Brendan O'Neill, CFA

Pankaj Bhatnagar, PhD

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Index tracks the performance of the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies as measured by market capitalization. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

* Not held in the portfolio as of December 31, 2014.

Portfolio Summary December 31, 2014 (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks and Convertible Bonds)	12/31/14	12/31/13

Information Technology	20%	18%
Health Care	17%	16%
Financials	16%	17%
Consumer Discretionary	13%	14%
Industrials	11%	12%
Consumer Staples	9%	8%
Energy	8%	10%
Materials	3%	3%
Utilities	2%	1%
Telecommunication Services	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 12.8%
Auto Components 1.0%
BorgWarner, Inc.	39,736	2,183,493
Hotels, Restaurants & Leisure 1.3%
Las Vegas Sands Corp.	17,001	988,778
Starwood Hotels & Resorts Worldwide, Inc.	25,030	2,029,182
		3,017,960
Internet & Catalog Retail 1.5%
Amazon.com, Inc.*	6,882	2,135,829
Expedia, Inc.	13,489	1,151,421
		3,287,250
Media 2.0%
Twenty-First Century Fox, Inc. "A"	51,178	1,965,491
Walt Disney Co. (a)	26,386	2,485,297
		4,450,788
Specialty Retail 4.1%
Dick's Sporting Goods, Inc.	36,724	1,823,346
Home Depot, Inc.	32,604	3,422,442
L Brands, Inc.	44,196	3,825,164
		9,070,952
Textiles, Apparel & Luxury Goods 2.9%
NIKE, Inc. "B"	44,933	4,320,308
VF Corp.	27,294	2,044,321
		6,364,629
Consumer Staples 9.3%
Beverages 1.4%
PepsiCo, Inc.	33,284	3,147,335
Food & Staples Retailing 2.9%
Costco Wholesale Corp.	19,824	2,810,052
Kroger Co.	28,492	1,829,471
Whole Foods Market, Inc. (a)	36,671	1,848,952
		6,488,475
Food Products 3.1%
ConAgra Foods, Inc.	36,767	1,333,907
Mead Johnson Nutrition Co.	29,220	2,937,779
The WhiteWave Foods Co.*	76,162	2,664,908
		6,936,594
Household Products 0.8%
Procter & Gamble Co.	19,756	1,799,574
Personal Products 1.1%
Estee Lauder Companies, Inc. "A"	31,495	2,399,919
Energy 7.6%
Energy Equipment & Services 0.6%
Schlumberger Ltd.	15,527	1,326,161
Oil, Gas & Consumable Fuels 7.0%
Anadarko Petroleum Corp.	24,593	2,028,923
Antero Resources Corp.* (a)	18,761	761,321
California Resources Corp.*	14,282	78,694
Chevron Corp.	40,156	4,504,700
EOG Resources, Inc.	23,684	2,180,586
Occidental Petroleum Corp.	35,706	2,878,261
Phillips 66	21,399	1,534,308
	Shares	Value ($)

Pioneer Natural Resources Co.	10,098	1,503,087
		15,469,880
Financials 16.1%
Banks 6.3%
Citigroup, Inc.	111,845	6,051,933
JPMorgan Chase & Co.	71,215	4,456,635
Regions Financial Corp.	325,335	3,435,537
		13,944,105
Capital Markets 2.9%
Affiliated Managers Group, Inc.*	18,260	3,875,502
Ameriprise Financial, Inc.	18,866	2,495,029
		6,370,531
Consumer Finance 2.0%
Capital One Financial Corp.	55,536	4,584,497
Diversified Financial Services 0.7%
Intercontinental Exchange, Inc.	6,858	1,503,891
Insurance 2.9%
MetLife, Inc.	41,611	2,250,739
Prudential Financial, Inc.	45,994	4,160,617
		6,411,356
Real Estate Investment Trusts 1.3%
Prologis, Inc. (REIT)	69,539	2,992,263
Health Care 16.5%
Biotechnology 4.9%
Celgene Corp.* (a)	41,119	4,599,571
Gilead Sciences, Inc.*	22,779	2,147,149
Medivation, Inc.*	19,004	1,892,988
NPS Pharmaceuticals, Inc.*	63,596	2,274,829
		10,914,537
Health Care Equipment & Supplies 1.2%
St. Jude Medical, Inc.	42,575	2,768,652
Health Care Providers & Services 3.2%
Express Scripts Holding Co.*	21,276	1,801,439
McKesson Corp.	10,455	2,170,249
Omnicare, Inc. (a)	41,676	3,039,431
		7,011,119
Life Sciences Tools & Services 1.9%
Thermo Fisher Scientific, Inc.	33,426	4,187,944
Pharmaceuticals 5.3%
Allergan, Inc.	14,014	2,979,236
Bristol-Myers Squibb Co.	19,359	1,142,762
Merck & Co., Inc.	65,380	3,712,930
Pfizer, Inc.	95,717	2,981,585
Shire PLC (ADR)	4,430	941,552
		11,758,065
Industrials 10.9%
Aerospace & Defense 2.3%
Boeing Co.	23,401	3,041,662
TransDigm Group, Inc.	10,053	1,973,907
		5,015,569
Electrical Equipment 1.9%
AMETEK, Inc.	60,027	3,159,221
Regal-Beloit Corp. (a)	15,198	1,142,890
		4,302,111
	Shares	Value ($)

Industrial Conglomerates 3.0%
General Electric Co.	139,180	3,517,079
Roper Industries, Inc.	19,949	3,119,026
		6,636,105
Machinery 2.2%
Pall Corp.	24,042	2,433,291
Parker-Hannifin Corp.	19,809	2,554,370
		4,987,661
Road & Rail 1.5%
Norfolk Southern Corp.	29,550	3,238,975
Information Technology 19.9%
Communications Equipment 1.0%
Cisco Systems, Inc.	40,974	1,139,692
Palo Alto Networks, Inc.*	8,352	1,023,704
		2,163,396
Internet Software & Services 4.0%
Alibaba Group Holding Ltd. (ADR)*	8,666	900,744
Facebook, Inc. "A"*	35,084	2,737,254
Google, Inc. "A"*	4,968	2,636,319
Google, Inc. "C"*	4,986	2,624,630
		8,898,947
IT Services 2.5%
Cognizant Technology Solutions Corp. "A"*	31,756	1,672,271
Visa, Inc. "A" (a)	14,911	3,909,664
		5,581,935
Semiconductors & Semiconductor Equipment 3.8%
Analog Devices, Inc.	29,473	1,636,341
Avago Technologies Ltd.	14,625	1,471,129
Intel Corp.	105,174	3,816,764
NXP Semiconductor NV*	18,892	1,443,349
		8,367,583
Software 4.5%
Intuit, Inc.	17,017	1,568,797
Microsoft Corp.	83,514	3,879,226
Oracle Corp.	67,857	3,051,529
Salesforce.com, Inc.* (a)	24,287	1,440,462
		9,940,014
Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	65,094	7,185,076
Western Digital Corp.	18,297	2,025,478
		9,210,554
	Shares	Value ($)

Materials 3.1%
Chemicals 2.0%
Dow Chemical Co.	27,379	1,248,756
Ecolab, Inc.	29,508	3,084,176
		4,332,932
Containers & Packaging 1.1%
Sealed Air Corp.	59,959	2,544,061
Telecommunication Services 0.7%
Wireless Telecommunication Services
T-Mobile U.S., Inc.* (a)	55,022	1,482,293
Utilities 2.1%
Electric Utilities 0.8%
NextEra Energy, Inc.	17,016	1,808,631
Water Utilities 1.3%
American Water Works Co., Inc.	53,872	2,871,377
Total Common Stocks (Cost $181,931,095)		219,772,114

	Principal Amount ($)	Value ($)

Convertible Bonds 0.4%
Consumer Discretionary 0.2%
Fiat Chrysler Automobiles NV, 7.875%, 12/15/2016	440,000	467,808
Information Technology 0.2%
Twitter, Inc., 144A, 0.25%, 9/15/2019	544,000	472,600
Total Convertible Bonds (Cost $984,000)		940,408

	Shares	Value ($)

Securities Lending Collateral 7.9%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $17,499,003)	17,499,003	17,499,003

Cash Equivalents 0.7%
Central Cash Management Fund, 0.06% (b) (Cost $1,599,017)	1,599,017	1,599,017

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $202,013,115)†	108.0	239,810,542
Other Assets and Liabilities, Net	(8.0)	(17,693,992)
Net Assets	100.0	222,116,550

* Non-income producing security.

† The cost for federal income tax purposes was $202,102,178. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $37,708,364. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,452,079 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,743,715.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $16,973,818, which is 7.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$219,772,114	$—	$—	$219,772,114
Convertible Bonds (d)	—	940,408	—	940,408
Short-Term Investments (d)	19,098,020	—	—	19,098,020
Total	$238,870,134	$940,408	$—	$239,810,542

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $182,915,095) — including $16,973,818 of securities loaned	$220,712,522
Investment in Daily Assets Fund Institutional (cost $17,499,003)*	17,499,003
Investment in Central Cash Management Fund (cost $1,599,017)	1,599,017
Total investments in securities, at value (cost $202,013,115)	239,810,542
Receivable for Fund shares sold	279,312
Dividends receivable	244,876
Interest receivable	3,334
Other assets	3,788
Total assets	240,341,852
Liabilities
Payable upon return of securities loaned	17,499,003
Payable for Fund shares redeemed	540,686
Accrued management fee	74,028
Accrued Trustees' fees	2,688
Other accrued expenses and payables	108,897
Total liabilities	18,225,302
Net assets, at value	$222,116,550
Net Assets Consist of
Undistributed net investment income	1,766,159
Net unrealized appreciation (depreciation) on investments	37,797,427
Accumulated net realized gain (loss)	402,587
Paid-in capital	182,150,377
Net assets, at value	$222,116,550
Class A Net Asset Value, offering and redemption price per share ($220,304,295 ÷ 17,268,971 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.76
Class B Net Asset Value, offering and redemption price per share ($1,812,255 ÷ 142,262 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.74

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,475)	$3,119,757
Interest	3,617
Income distributions — Central Cash Management Fund	585
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,456
Total income	3,132,415
Expenses: Management fee	858,591
Administration fee	220,152
Services to shareholders	2,837
Distribution service fee (Class B)	4,500
Custodian fee	24,103
Professional fees	76,832
Reports to shareholders	43,238
Trustees' fees and expenses	11,246
Other	9,639
Total expenses	1,251,138
Net investment income	1,881,277
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	17,630,326
Change in net unrealized appreciation (depreciation) on investments	4,906,485
Net gain (loss)	22,536,811
Net increase (decrease) in net assets resulting from operations	$24,418,088

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$1,881,277	$2,438,537
Net realized gain (loss)	17,630,326	48,316,584
Change in net unrealized appreciation (depreciation)	4,906,485	13,479,342
Net increase (decrease) in net assets resulting from operations	24,418,088	64,234,463
Distributions to shareholders from: Net investment income: Class A	(2,373,232)	(2,931,105)
Class B	(16,034)	(20,449)
Total distributions	(2,389,266)	(2,951,554)
Fund share transactions: Class A Proceeds from shares sold	9,130,365	12,066,669
Reinvestment of distributions	2,373,232	2,931,105
Payments for shares redeemed	(36,253,798)	(32,588,778)
Net increase (decrease) in net assets from Class A share transactions	(24,750,201)	(17,591,004)
Class B Proceeds from shares sold	50,380	61,298
Reinvestment of distributions	16,034	20,449
Payments for shares redeemed	(301,019)	(347,419)
Net increase (decrease) in net assets from Class B share transactions	(234,605)	(265,672)
Increase (decrease) in net assets	(2,955,984)	43,426,233
Net assets at beginning of period	225,072,534	181,646,301
Net assets at end of period (including undistributed net investment income of $1,789,273 and $2,295,256, respectively)	$222,116,550	$225,072,534
Other Information
Class A Shares outstanding at beginning of period	19,342,719	21,101,010
Shares sold	762,045	1,197,826
Shares issued to shareholders in reinvestment of distributions	210,580	308,213
Shares redeemed	(3,046,373)	(3,264,330)
Net increase (decrease) in Class A shares	(2,073,748)	(1,758,291)
Shares outstanding at end of period	17,268,971	19,342,719
Class B Shares outstanding at beginning of period	161,956	188,843
Shares sold	4,074	5,908
Shares issued to shareholders in reinvestment of distributions	1,423	2,148
Shares redeemed	(25,191)	(34,943)
Net increase (decrease) in Class B shares	(19,694)	(26,887)
Shares outstanding at end of period	142,262	161,956

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.54	$8.53	$7.46	$7.56	$6.71
Income (loss) from investment operations: Net investment incomea	.10	.12	.15	.10	.09
Net realized and unrealized gain (loss)	1.25	3.03	1.03	(.10)	.87
Total from investment operations	1.35	3.15	1.18	.00	.96
Less distributions from: Net investment income	(.13)	(.14)	(.11)	(.10)	(.11)
Net asset value, end of period	$12.76	$11.54	$8.53	$7.46	$7.56
Total Return (%)	11.82	37.33	15.81	(.14)	14.40	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220	223	180	85	98
Ratio of expenses before expense reductions (%)	.57	.56	.59	.63	.63
Ratio of expenses after expense reductions (%)	.57	.56	.59	.63	.60
Ratio of net investment income (%)	.86	1.20	1.90	1.25	1.32
Portfolio turnover rate (%)	48	238	307	215	145
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.53	$8.51	$7.45	$7.55	$6.70
Income (loss) from investment operations: Net investment incomea	.07	.10	.11	.08	.07
Net realized and unrealized gain (loss)	1.24	3.03	1.03	(.10)	.87
Total from investment operations	1.31	3.13	1.14	(.02)	.94
Less distributions from: Net investment income	(.10)	(.11)	(.08)	(.08)	(.09)
Net asset value, end of period	$12.74	$11.53	$8.51	$7.45	$7.55
Total Return (%)	11.52	37.10	15.41	(.40)	14.12	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	2	2
Ratio of expenses before expense reductions (%)	.82	.76	.90	.88	.88
Ratio of expenses after expense reductions (%)	.82	.76	.90	.88	.85
Ratio of net investment income (%)	.60	1.00	1.41	.99	1.07
Portfolio turnover rate (%)	48	238	307	215	145
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche Core Equity VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$1,764,715
Undistributed net long-term capital gains	$491,648
Net unrealized appreciation (depreciation) on investments	$37,708,364

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$2,389,266	$2,951,554

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $106,307,086 and $131,876,491, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.18%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.10%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $220,152, of which $18,981 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$574	$96
Class B	81	14
	$655	$110

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $4,500, of which $385 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,253, of which $4,405 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 49% and 33%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 84% and 16%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Variable Series I and the Shareholders of Deutsche Core Equity VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Core Equity VIP (formerly DWS Core Equity VIP) (the "Fund") at December 31, 2014 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 13, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,058.90	$1,057.30
Expenses Paid per $1,000*	$2.91	$4.25
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,022.38	$1,021.07
Expenses Paid per $1,000*	$2.85	$4.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Core Equity VIP	.56%	.82%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $541,000 as capital gain dividends for its year ended December 31, 2014.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Equity VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc. 222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1coreq-2 (R-025822-5 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series I

(formerly DWS Variable Series I)

Deutsche Global Small Cap VIP

(formerly DWS Global Small Cap VIP

and DWS Global Small Cap Growth VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
# Financial Highlights
13 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
20 Proxy Voting
21 Advisory Agreement Board Considerations and Fee Evaluation
24 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.14% and 1.34% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,587	$15,036	$17,157	$20,069
	Average annual total return	–4.13%	14.56%	11.40%	7.21%
S&P Developed Small Cap Index	Growth of $10,000	$10,221	$15,998	$18,200	$21,395
	Average annual total return	2.21%	16.96%	12.72%	7.90%
Deutsche Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,567	$14,927	$16,964	$19,565
	Average annual total return	–4.33%	14.29%	11.15%	6.94%
S&P Developed Small Cap Index	Growth of $10,000	$10,221	$15,998	$18,200	$21,395
	Average annual total return	2.21%	16.96%	12.72%	7.90%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

Deutsche Global Small Cap VIP returned –4.13% in 2014 (Class A shares, unadjusted for contract charges), underperforming the 2.21% return of the S&P® Developed SmallCap Index.1

As is typically the case, individual stock selection was the most important factor in fund performance. Although we added value via strong stock selection in Asia and in the consumer staples sector, this was more than offset by the negative impact of stock selection in financials and industrials.2 The Fund’s regional allocation also played a part in its underperformance. Our emphasis on reasonably valued growth stocks led us to hold overweight positions in Europe and Asia.3 As a result, the Fund was affected not just by the underperformance of these markets, but also by the sharp downturn in the euro and the Japanese yen.

Among individual stocks, the top contributors to performance included health care stocks such as Zeltiq Aesthetics, Inc., Flamel Technologies SA and Furiex Pharmaceuticals, Inc.4 Zeltiq has developed a method of non-invasive fat reduction called "CoolSculpting" that has begun to gain traction among dermatologists and plastic surgeons, leading analysts to raise their earnings estimates. Outside of health care, one of our top performers was Kusuri No Aoki Co., Ltd., a Japanese pharmacy chain that has boosted earnings by expanding both its geographic footprint and its product offerings.

Our stock selection in the financial sector detracted from performance, with REXlot Holdings Ltd. and Ocwen Financial Corp.* leading the way on the downside. A position in Constellium NV, a leading supplier of value-added aluminum products that performed very well through the first half of the year, also lost ground due to its high exposure to the slumping European economy.

The Fund remained overweight in the international markets, as we continued to find a higher representation of reasonably valued growth companies overseas. While the strength of the U.S. economy translates to faster earnings growth for many domestic companies, we believe this is already reflected to a large degree in valuations. We continued to hold a modest overweight to Europe, with a focus on companies poised to deliver robust earnings growth despite the weakness in the region’s economy. Many of these stocks saw their 12-month returns pressured by the broader underperformance of the European markets, which we saw as an opportunity to own fast-growing companies at attractive prices. On a sector basis, we found a growing number of ideas in the consumer sector during the second half of the year, as falling oil prices led to an improved outlook for personal spending.

Joseph Axtell, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The S&P Developed SmallCap Index tracks the performance of small-capitalization stocks in 22 countries. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

3 "Overweight" means that the Fund holds a higher weighting in a given sector or stock compared with its benchmark index."Underweight" means that the Fund holds a lower weighting in a given sector or stock.

4 Contribution incorporates both a stock’s total return and its weighting in the Fund.

* Not held in the portfolio as of December 31, 2014.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Common Stocks	95%	99%
Cash Equivalents	5%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

United States	47%	44%
Continental Europe	16%	18%
United Kingdom	13%	14%
Asia (excluding Japan)	10%	11%
Japan	8%	8%
Canada	3%	2%
Latin America	1%	1%
Australia	1%	0%
Other	1%	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

Consumer Discretionary	25%	23%
Industrials	24%	25%
Financials	15%	17%
Health Care	14%	14%
Information Technology	10%	10%
Consumer Staples	8%	6%
Energy	3%	4%
Materials	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 94.8%
Australia 0.5%
Austal Ltd.* (Cost $696,239)	541,414	662,173
Bermuda 1.1%
Lazard Ltd. "A" (a) (Cost $731,238)	29,292	1,465,479
Canada 2.7%
Quebecor, Inc. "B"	69,468	1,909,802
SunOpta, Inc.*	153,983	1,824,699
(Cost $2,634,775)		3,734,501
China 1.1%
Minth Group Ltd. (Cost $253,136)	735,349	1,516,630
Cyprus 0.5%
Prosafe SE (Cost $1,575,775)	211,552	647,245
Finland 0.6%
Cramo Oyj (Cost $1,182,847)	54,410	795,154
France 2.1%
Flamel Technologies SA (ADR)*	98,152	1,681,344
JC Decaux SA	34,309	1,178,146
(Cost $1,431,524)		2,859,490
Germany 4.9%
M.A.X. Automation AG	153,246	781,898
Patrizia Immobilien AG	75,850	1,118,678
Rational AG	3,657	1,149,375
United Internet AG (Registered)	57,417	2,603,748
Vib Vermoegen AG	64,037	1,097,847
(Cost $3,126,391)		6,751,546
Hong Kong 4.1%
K Wah International Holdings Ltd.	2,474,090	1,309,832
Playmates Toys Ltd.	3,153,522	668,117
REXLot Holdings Ltd.	15,076,429	1,197,890
Sun Hung Kai & Co., Ltd. (b)	1,302,026	993,059
Techtronic Industries Co., Ltd.	454,179	1,455,503
(Cost $4,146,689)		5,624,401
Indonesia 0.7%
PT Arwana Citramulia Tbk (Cost $901,457)	13,160,709	917,839
Ireland 3.2%
Greencore Group PLC	227,537	1,007,049
Paddy Power PLC (c)	16,940	1,410,098
Paddy Power PLC (c)	409	33,448
Ryanair Holdings PLC*	172,074	2,039,423
(Cost $1,651,790)		4,490,018
Italy 0.7%
Prysmian SpA (Cost $1,091,058)	56,545	1,029,187
Japan 7.5%
Ai Holdings Corp.	72,317	1,276,826
Avex Group Holdings, Inc.	73,692	1,207,549
Kusuri No Aoki Co., Ltd.	44,895	2,441,031
MISUMI Group, Inc.	28,358	931,486
Nippon Seiki Co., Ltd.	101,964	2,299,293
United Arrows Ltd.	28,757	804,215
	Shares	Value ($)

Universal Entertainment Corp. (b)	50,014	746,235
UT Holdings Co., Ltd.	140,224	595,161
(Cost $7,296,372)		10,301,796
Malaysia 1.1%
Hartalega Holdings Bhd.	497,544	996,310
Tune Ins Holdings Bhd.	1,232,521	594,185
(Cost $1,234,462)		1,590,495
Netherlands 2.5%
Brunel International NV	43,398	711,235
Constellium NV "A"* (d)	98,875	1,624,516
SBM Offshore NV* (b)	88,952	1,054,848
(Cost $4,231,099)		3,390,599
Panama 0.8%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $925,589)	38,354	1,154,455
Philippines 0.8%
Alliance Global Group, Inc. (Cost $656,182)	2,172,150	1,084,139
Singapore 0.9%
Lian Beng Group Ltd. (Cost $974,223)	2,828,193	1,290,810
Switzerland 1.0%
Dufry AG (Registered)* (b) (Cost $1,062,095)	9,129	1,353,287
Taiwan 0.6%
Kinpo Electronics, Inc.* (Cost $743,413)	1,851,124	851,259
Thailand 0.4%
Malee Sampran PCL (Foreign Registered) (Cost $998,514)	613,080	512,453
United Kingdom 12.6%
Arrow Global Group PLC	363,026	1,279,957
Babcock International Group PLC	129,548	2,119,528
Clinigen Healthcare Ltd.	102,427	838,673
Crest Nicholson Holdings PLC	228,740	1,377,716
Domino's Pizza Group PLC	96,305	1,054,058
Hargreaves Lansdown PLC	69,349	1,081,269
HellermannTyton Group PLC	237,370	1,160,611
Howden Joinery Group PLC	221,622	1,378,064
IG Group Holdings PLC	109,476	1,220,223
Jardine Lloyd Thompson Group PLC	55,096	764,296
John Wood Group PLC	81,162	746,479
Monitise PLC* (b)	778,867	302,766
Nanoco Group PLC*	382,198	867,391
Polypipe Group PLC	306,543	1,174,726
Rotork PLC	28,212	1,015,216
Spirax-Sarco Engineering PLC	21,443	952,938
(Cost $12,932,224)		17,333,911
United States 44.4%
Advance Auto Parts, Inc.	10,804	1,720,861
Affiliated Managers Group, Inc.*	7,575	1,607,718
Altra Industrial Motion Corp.	24,102	684,256
BE Aerospace, Inc.*	12,747	739,581
	Shares	Value ($)

Cancer Genetics, Inc.*	30,760	205,477
Cardtronics, Inc.*	36,954	1,425,685
Casey's General Stores, Inc.	18,483	1,669,385
Cognex Corp.*	22,207	917,815
CONMED Corp.	21,566	969,607
DigitalGlobe, Inc.*	30,247	936,750
Encore Capital Group, Inc.*	35,373	1,570,561
Fox Factory Holding Corp.*	80,139	1,300,656
Gentherm, Inc.*	36,575	1,339,376
Hain Celestial Group, Inc.*	19,416	1,131,759
HeartWare International, Inc.*	12,342	906,273
Jack in the Box, Inc.	21,093	1,686,596
Jarden Corp.* (b)	30,002	1,436,472
Kindred Healthcare, Inc. (b)	59,137	1,075,111
KLX, Inc.*	1	21
Leucadia National Corp.	49,500	1,109,790
Manitowoc Co., Inc. (b)	48,895	1,080,579
Middleby Corp.*	18,754	1,858,521
Molina Healthcare, Inc.* (b)	35,391	1,894,480
Oil States International, Inc.*	17,975	878,978
Pacific Ethanol, Inc.* (b)	58,693	606,299
Pacira Pharmaceuticals, Inc.*	14,692	1,302,593
PAREXEL International Corp.*	23,928	1,329,440
Primoris Services Corp.	54,074	1,256,680
Providence Service Corp.*	47,675	1,737,277
PTC, Inc.*	27,410	1,004,576
Retrophin, Inc.*	69,233	847,412
Roadrunner Transportation Systems, Inc.*	38,048	888,421
Sinclair Broadcast Group, Inc. "A"	45,498	1,244,825
Sunshine Heart, Inc.*	131,907	559,286
Tenneco, Inc.*	27,225	1,541,207
The WhiteWave Foods Co.*	37,668	1,318,003
Thoratec Corp.*	47,072	1,527,957
TiVo, Inc.*	79,937	946,454
TriNet Group, Inc.*	46,336	1,449,390
TriState Capital Holdings, Inc.*	67,982	696,136
Ultra Clean Holdings, Inc.*	95,973	890,629
United Rentals, Inc.*	17,895	1,825,469
Urban Outfitters, Inc.*	36,282	1,274,587
	Shares	Value ($)

VeriFone Systems, Inc.*	43,467	1,616,972
WABCO Holdings, Inc.*	16,086	1,685,491
Waddell & Reed Financial, Inc. "A"	29,772	1,483,241
WageWorks, Inc.*	18,592	1,200,485
Zeltiq Aesthetics, Inc.*	101,877	2,843,387
Zions Bancorp.	40,070	1,142,396
Zoe's Kitchen, Inc.*	24,012	718,199
(Cost $42,668,497)		61,083,120
Total Common Stocks (Cost $93,145,589)		130,439,987

Rights 0.1%
United States
Furiex Pharmaceuticals, Inc.* (Cost $104,334)	10,679	104,334

Warrants 0.0%
Malaysia
Hartalega Holdings Bhd., Expiration Date 5/29/2015* (Cost $0)	68,733	52,683

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 0.10% (e) (f) (Cost $7,866,134)	7,866,134	7,866,134

Cash Equivalents 4.9%
Central Cash Management Fund, 0.06% (e) (Cost $6,657,330)	6,657,330	6,657,330

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $107,773,387)†	105.5	145,120,468
Other Assets and Liabilities, Net	(5.5)	(7,571,281)
Net Assets	100.0	137,549,187

* Non-income producing security.

† The cost for federal income tax purposes was $110,045,849. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $35,074,619. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,815,773 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,741,154.

(a) Listed on the NASDAQ Stock Market, Inc.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $7,494,770, which is 5.4% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the New York Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks, Rights & Warrants
Australia	$—	$662,173	$—	$662,173
Bermuda	1,465,479	—	—	1,465,479
Canada	3,734,501	—	—	3,734,501
China	—	1,516,630	—	1,516,630
Cyprus	—	647,245	—	647,245
Finland	—	795,154	—	795,154
France	1,681,344	1,178,146	—	2,859,490
Germany	—	6,751,546	—	6,751,546
Hong Kong	—	5,624,401	—	5,624,401
Indonesia	—	917,839	—	917,839
Ireland	—	4,490,018	—	4,490,018
Italy	—	1,029,187	—	1,029,187
Japan	—	10,301,796	—	10,301,796
Malaysia	—	1,643,178	—	1,643,178
Netherlands	1,624,516	1,766,083	—	3,390,599
Panama	1,154,455	—	—	1,154,455
Philippines	—	1,084,139	—	1,084,139
Singapore	—	1,290,810	—	1,290,810
Switzerland	—	1,353,287	—	1,353,287
Taiwan	—	851,259	—	851,259
Thailand	—	512,453	—	512,453
United Kingdom	—	17,333,911	—	17,333,911
United States	61,083,120	—	104,334	61,187,454
Short-Term Investments (g)	14,523,464	—	—	14,523,464
Total	$85,266,879	$59,749,255	$104,334	$145,120,468

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $93,249,923) — including $7,494,770 of securities loaned	$130,597,004
Investment in Daily Assets Fund Institutional (cost $7,866,134)*	7,866,134
Investment in Central Cash Management Fund (cost $6,657,330)	6,657,330
Total investments in securities, at value (cost $107,773,387)	145,120,468
Cash	57
Foreign currency, at value (cost $242,853)	238,902
Receivable for investments sold	77,264
Receivable for Fund shares sold	36,208
Dividends receivable	48,527
Interest receivable	4,955
Foreign taxes recoverable	98,344
Other assets	2,678
Total assets	145,627,403
Liabilities
Payable upon return of securities loaned	7,866,134
Payable for Fund shares redeemed	12,375
Accrued management fee	83,778
Accrued Trustees' fees	1,976
Other accrued expenses and payables	113,953
Total liabilities	8,078,216
Net assets, at value	$137,549,187
Net Assets Consist of
Distributions in excess of net investment income	(353,727)
Net unrealized appreciation (depreciation) on: Investments	37,347,081
Foreign currency	(10,316)
Accumulated net realized gain (loss)	13,491,856
Paid-in capital	87,074,293
Net assets, at value	$137,549,187
Class A Net Asset Value, offering and redemption price per share ($134,772,460 ÷ 9,224,528 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.61
Class B Net Asset Value, offering and redemption price per share ($2,776,727 ÷ 194,372 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.29

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $76,694)	$1,789,603
Income distributions — Central Cash Management Fund	2,209
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	65,677
Total income	1,857,489
Expenses: Management fee	1,329,782
Administration fee	149,414
Services to shareholders	1,876
Distribution service fee (Class B)	7,270
Record keeping fee (Class B)	698
Custodian fee	67,184
Professional fees	75,442
Reports to shareholders	33,155
Trustees' fees and expenses	7,680
Other	27,059
Total expenses before expense reductions	1,699,560
Expense reductions	(237,192)
Total expenses after expense reductions	1,462,368
Net investment income (loss)	395,121
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,213,645
Foreign currency	(31,655)
14,181,990
Change in net unrealized appreciation (depreciation) on: Investments	(20,720,996)
Foreign currency	(15,959)
(20,736,955)
Net gain (loss)	(6,554,965)
Net increase (decrease) in net assets resulting from operations	$(6,159,844)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$395,121	$392,707
Net realized gain (loss)	14,181,990	17,021,484
Change in net unrealized appreciation (depreciation)	(20,736,955)	25,576,735
Net increase (decrease) in net assets resulting from operations	(6,159,844)	42,990,926
Distributions to shareholders from: Net investment income: Class A	(1,278,879)	(881,158)
Class B	(17,935)	(8,337)
Net realized gains: Class A	(16,572,319)	(9,356,181)
Class B	(315,539)	(145,558)
Total distributions	(18,184,672)	(10,391,234)
Fund share transactions: Class A Proceeds from shares sold	5,579,529	7,422,087
Reinvestment of distributions	17,851,198	10,237,339
Payments for shares redeemed	(18,702,818)	(19,526,673)
Net increase (decrease) in net assets from Class A share transactions	4,727,909	(1,867,247)
Class B Proceeds from shares sold	1,189,539	496,180
Reinvestment of distributions	333,474	153,895
Payments for redeemed	(885,837)	(384,768)
Net increase (decrease) in net assets from Class B share transactions	637,176	265,307
Increase (decrease) in net assets	(18,979,431)	30,997,752
Net assets at beginning of period	156,528,618	125,530,866
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $353,727 and $347,385, respectively)	$137,549,187	$156,528,618
Other Information
Class A Shares outstanding at beginning of period	8,893,756	8,977,791
Shares sold	350,707	479,388
Shares issued to shareholders in reinvestment of distributions	1,182,981	718,410
Shares redeemed	(1,202,916)	(1,281,833)
Net increase (decrease) in Class A shares	330,772	(84,035)
Shares outstanding at end of period	9,224,528	8,893,756
Class B Shares outstanding at beginning of period	154,023	136,607
Shares sold	77,557	32,424
Shares issued to shareholders in reinvestment of distributions	22,563	11,000
Shares redeemed	(59,771)	(26,008)
Net increase (decrease) in Class B shares	40,349	17,416
Shares outstanding at end of period	194,372	154,023

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$17.31	$13.78	$12.67	$14.28	$11.32
Income (loss) from investment operations: Net investment income (loss)a	.04	.04	.09	.08	.05
Net realized and unrealized gain (loss)	(.69)	4.66	1.83	(1.45)	2.96
Total from investment operations	(.65)	4.70	1.92	(1.37)	3.01
Less distributions from: Net investment income	(.15)	(.10)	(.09)	(.24)	(.05)
Net realized gains	(1.90)	(1.07)	(.72)	—	—
Total distributions	(2.05)	(1.17)	(.81)	(.24)	(.05)
Net asset value, end of period	$14.61	$17.31	$13.78	$12.67	$14.28
Total Return (%)b	(4.13)	35.94	15.37	(9.90)	26.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	154	124	123	158
Ratio of expenses before expense reductions (%)	1.13	1.14	1.11	1.12	1.12
Ratio of expenses after expense reductions (%)	.97	.94	.98	1.00	1.04
Ratio of net investment income (loss) (%)	.27	.28	.69	.57	.42
Portfolio turnover rate (%)	33	39	36	31	39
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$16.97	$13.52	$12.45	$14.03	$11.11
Income (loss) from investment operations: Net investment income (loss)a	.00 *	.01	.06	.05	.03
Net realized and unrealized gain (loss)	(.67)	4.57	1.79	(1.43)	2.90
Total from investment operations	(.67)	4.58	1.85	(1.38)	2.93
Less distributions from: Net investment income	(.11)	(.06)	(.06)	(.20)	(.01)
Net realized gains	(1.90)	(1.07)	(.72)	—	—
Total distributions	(2.01)	(1.13)	(.78)	(.20)	(.01)
Net asset value, end of period	$14.29	$16.97	$13.52	$12.45	$14.03
Total Return (%)b	(4.33)	35.67	15.01	(10.08)	26.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	2	2
Ratio of expenses before expense reductions (%)	1.41	1.34	1.43	1.38	1.34
Ratio of expenses after expense reductions (%)	1.25	1.15	1.23	1.25	1.26
Ratio of net investment income (loss) (%)	.02	.07	.44	.32	.20
Portfolio turnover rate (%)	33	39	36	31	39
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche Global Small Cap VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$1,265,158
Undistributed long-term capital gains	$14,142,577
Net unrealized appreciation (depreciation) on investments	$35,074,619

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary Income*	$2,266,228	$889,495
Distributions from long-term capital gains	$15,918,444	$9,501,739

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $47,245,088 and $62,228,168, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.890%
Next $500 million of average daily net assets	.875%
Next $1 billion of average daily net assets	.860%
Over $2 billion of average daily net assets	.845%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.89% of the Fund's average daily net assets.

For the period from January 1, 2014 through April 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.94%
Class B	1.19%

For the period from May 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.99%
Class B	1.38%

Effective October 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.99%
Class B	1.24%

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$232,584
Class B	4,608
$237,192

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $149,414, of which $11,612 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$446	$76
Class B	171	32
	$617	$108

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $7,270, of which $585 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,554, of which $4,410 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,757.

D. Ownership of the Fund

At December 31, 2014, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55%, 15%, 10% and 10%, respectively. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 69%, 24% and 11%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Variable Series I and the Shareholders of Deutsche Global Small Cap VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP) (the "Fund") at December 31, 2014 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 13, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$931.80	$930.90
Expenses Paid per $1,000*	$4.82	$6.23
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,020.21	$1,018.75
Expenses Paid per $1,000*	$5.04	$6.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Global Small Cap VIP	.99%	1.28%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $1.79 per share from net long-term capital gains during its year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $15,557,000 as capital gain dividends for its year ended December 31, 2014.

For corporate shareholders of the Fund, 8% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Small Cap VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc. 222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1glosc-2 (R-025821-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series I

(formerly DWS Variable Series I)

Deutsche International VIP

(formerly DWS International VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
12 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
20 Proxy Voting
21 Advisory Agreement Board Considerations and Fee Evaluation
24 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.02% and 1.30% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,824	$12,798	$10,838	$12,560
	Average annual total return	–11.76%	8.57%	1.62%	2.31%
MSCI EAFE® Index	Growth of $10,000	$9,510	$13,698	$12,968	$15,429
	Average annual total return	–4.90%	11.06%	5.33%	4.43%
Deutsche International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,802	$12,689	$10,701	$12,205
	Average annual total return	–11.98%	8.26%	1.37%	2.01%
MSCI EAFE® Index	Growth of $10,000	$9,510	$13,698	$12,968	$15,429
	Average annual total return	–4.90%	11.06%	5.33%	4.43%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

The Fund returned -11.76% (Class A, unadjusted for contract charges) during 2014, underperforming the -4.90% return of its benchmark, the MSCI EAFE Index.1 The muted returns for the international markets reflected concerns about slower-than-expected economic growth in both Europe and Japan during the second half of the year. The energy and materials sectors performed poorly, weighing on the overall return of the broader market. Currencies also played a role in performance, as the sharp declines in the euro and Japanese yen had a negative impact on returns for U.S. dollar-based investors.

The Fund changed its management process and investment team on May 1, 2014.2 During the subsequent eight months, the Fund trailed its benchmark. We believe an important reason for this shortfall was our emphasis on larger, higher-quality companies, which generally lagged their more speculative counterparts during 2014.

Our stock picks delivered the strongest relative performance in the materials sector, where the leading contributors were the Japanese companies Asahi Kasei Corp. and Nitto Denko Corp. The Fund also had a number of strong contributors outside of materials, including Merck KGA, Sekisui House Ltd. and Singapore Airlines Ltd. However, these gains were more than offset by the negative impact of the Fund’s positioning in the energy sector. Not only did the portfolio hold an overweight position in this underperforming group, but it was also hurt by the sizeable underperformance of several individual holdings, including Petrofac Ltd., Transocean Ltd. and OMV AG.3 Stock selection in the industrials sector also played a modest role in the Fund’s underperformance.

The Fund closed the period with overweight positions in the materials, energy and utilities sectors, a reflection of our bottom-up approach. Although the energy and materials sectors underperformed in 2014, we believe both closed the year with attractive valuations vs. the broader market, and we retained our overweight positions. The Fund holds no weighting in financials, and it was underweight in the consumer staples and telecommunications sectors.4

Despite the volatility of the past year, we continue to hold an optimistic longer-term outlook on international equities. We believe corporations’ rising profit margins and declining debt should support continued gains in profitability, and we expect that highly accommodative central-bank policies will boost confidence and provide ongoing support for the markets.

Di Kumble, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Portfolio management strives to select approximately fifty stocks with the lowest positive Cash Return on Capital Invested (CROCI®) Economic Price Earnings Ratio from a universe comprising of approximately 330 of the largest equities by market capitalization in the MSCI EAFE Index, excluding financial stocks. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in an effective and efficient stock selection process targeting investment in real value. The fund is reconstituted on a quarterly basis in accordance with the CROCI® strategy's rules. The regional weighting in the fund is targeted to match the regional weighting of the fund's benchmark, the MSCI EAFE Index.

3 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

4 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

Continental Europe	44%	53%
United Kingdom	24%	15%
Japan	21%	20%
Asia (excluding Japan)	6%	4%
Australia	5%	8%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

Materials	23%	6%
Consumer Discretionary	17%	14%
Industrials	14%	13%
Health Care	14%	9%
Energy	13%	6%
Utilities	10%	4%
Information Technology	5%	5%
Consumer Staples	2%	9%
Telecommunication Services	2%	8%
Financials	—	26%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 98.7%
Australia 4.9%
BHP Billiton Ltd.	85,804	2,036,005
Origin Energy Ltd.	199,658	1,884,184
Woodside Petroleum Ltd.	72,255	2,246,269
(Cost $8,234,389)		6,166,458
Austria 1.7%
OMV AG (Cost $3,550,971)	81,699	2,161,891
Denmark 1.8%
A P Moller-Maersk AS "B" (Cost $2,629,452)	1,121	2,228,223
Finland 1.9%
Fortum Oyj (Cost $2,396,816)	112,893	2,439,552
France 7.9%
Cie Generale des Etablissements Michelin	30,427	2,758,585
GDF Suez	111,176	2,596,549
Sanofi	24,152	2,201,115
Total SA	45,284	2,334,808
(Cost $11,422,092)		9,891,057
Germany 10.7%
Continental AG	13,404	2,846,373
E.ON SE	154,663	2,655,869
Hochtief AG	35,126	2,481,972
K+S AG (Registered)	97,769	2,714,942
Merck KGaA	28,744	2,726,816
(Cost $14,859,095)		13,425,972
Hong Kong 2.1%
CLP Holdings Ltd. (Cost $2,434,885)	304,960	2,646,310
Japan 21.1%
Asahi Kasei Corp.	318,874	2,922,280
Bridgestone Corp.	77,928	2,708,066
Daiichi Sankyo Co., Ltd.	163,350	2,283,712
Denso Corp.	56,067	2,613,036
Kyocera Corp.	59,386	2,721,886
Nitto Denko Corp.	47,644	2,664,419
Otsuka Holdings Co., Ltd.	73,815	2,213,854
Sekisui House Ltd.	210,890	2,762,195
Sumitomo Metal Mining Co., Ltd.	193,554	2,888,180
Toyota Industries Corp.	55,409	2,831,250
(Cost $24,631,830)		26,608,878
Luxembourg 1.6%
Tenaris SA (Cost $3,000,441)	132,802	2,005,918
Netherlands 6.4%
Koninklijke (Royal) KPN NV	836,713	2,637,973
Koninklijke Ahold NV	159,446	2,834,318
Koninklijke DSM NV	42,521	2,585,551
(Cost $8,908,654)		8,057,842
	Shares	Value ($)

Norway 1.5%
Statoil ASA (Cost $3,214,877)	110,510	1,936,625
Singapore 4.1%
Keppel Corp., Ltd.	345,176	2,303,244
Singapore Airlines Ltd.	331,064	2,894,522
(Cost $5,624,503)		5,197,766
Sweden 2.2%
Telefonaktiebolaget LM Ericsson "B" (Cost $2,697,638)	224,447	2,718,264
Switzerland 7.4%
Novartis AG (Registered)	28,284	2,601,208
Swatch Group AG (Bearer)	5,394	2,395,138
Syngenta AG (Registered)	8,390	2,694,033
Transocean Ltd. (a) (b)	88,507	1,622,333
(Cost $11,746,824)		9,312,712
United Kingdom 23.4%
Anglo American PLC	122,104	2,259,162
Antofagasta PLC	233,844	2,714,995
AstraZeneca PLC	36,300	2,553,547
Burberry Group PLC	105,831	2,681,613
Centrica PLC	540,530	2,326,419
easyJet PLC	109,868	2,835,848
GlaxoSmithKline PLC	113,245	2,422,883
Petrofac Ltd.	151,607	1,644,277
Rexam PLC	340,782	2,395,798
Rio Tinto PLC	53,049	2,444,103
Rolls-Royce Holdings PLC*	203,637	2,743,207
Smiths Group PLC	141,455	2,394,141
(Cost $35,930,321)		29,415,993
Total Common Stocks (Cost $141,282,788)		124,213,461

Securities Lending Collateral 1.3%
Daily Assets Fund Institutional, 0.10% (c) (d) (Cost $1,703,259)	1,703,259	1,703,259

Cash Equivalents 0.8%
Central Cash Management Fund, 0.06% (c) (Cost $965,106)	965,106	965,106

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $143,951,153)†	100.8	126,881,826
Other Assets and Liabilities, Net	(0.8)	(1,054,519)
Net Assets	100.0	125,827,307

* Non-income producing security.

† The cost for federal income tax purposes was $144,297,267. At December 31, 2014, net unrealized depreciation for all securities based on tax cost was $17,415,441. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,835,818 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,251,259.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $1,621,856, which is 1.3% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$6,166,458	$—	$6,166,458
Austria	—	2,161,891	—	2,161,891
Denmark	—	2,228,223	—	2,228,223
Finland	—	2,439,552	—	2,439,552
France	—	9,891,057	—	9,891,057
Germany	—	13,425,972	—	13,425,972
Hong Kong	—	2,646,310	—	2,646,310
Japan	—	26,608,878	—	26,608,878
Luxembourg	—	2,005,918	—	2,005,918
Netherlands	—	8,057,842	—	8,057,842
Norway	—	1,936,625	—	1,936,625
Singapore	—	5,197,766	—	5,197,766
Sweden	—	2,718,264	—	2,718,264
Switzerland	1,622,333	7,690,379	—	9,312,712
United Kingdom	—	29,415,993	—	29,415,993
Short-Term Investments (e)	2,668,365	—	—	2,668,365
Total	$4,290,698	$122,591,128	$—	$126,881,826

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $141,282,788) — including $1,621,856 of securities loaned	$124,213,461
Investment in Daily Assets Fund Institutional (cost $1,703,259)*	1,703,259
Investment in Central Cash Management Fund (cost $965,106)	965,106
Total investments, at value (cost $143,951,153)	126,881,826
Foreign currency, at value (cost $122,878)	120,505
Receivable for investments sold	22,656
Receivable for Fund shares sold	210,489
Dividends receivable	92,450
Interest receivable	8,854
Foreign taxes recoverable	396,844
Other assets	3,017
Total assets	127,736,641
Liabilities
Payable upon return of securities loaned	1,703,259
Payable for Fund shares redeemed	20,554
Accrued management fee	67,509
Accrued Trustees' fees	2,778
Other accrued expenses and payables	115,234
Total liabilities	1,909,334
Net assets, at value	$125,827,307
Net Assets Consist of
Undistributed net investment income	4,945,421
Net unrealized appreciation (depreciation) on: Investments	(17,069,327)
Foreign currency	(22,191)
Accumulated net realized gain (loss)	(105,732,763)
Paid-in capital	243,706,167
Net assets, at value	$125,827,307
Class A Net Asset Value, offering and redemption price per share ($125,563,079 ÷ 15,973,456 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.86
Class B Net Asset Value, offering and redemption price per share ($264,228 ÷ 33,566 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.87

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $390,267)	$6,373,016
Interest	207
Income distributions — Central Cash Management Fund	994
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	79,601
Total income	6,453,818
Expenses: Management fee	1,127,857
Administration fee	142,767
Services to shareholders	3,410
Distribution service fee (Class B)	733
Custodian fee	48,413
Professional fees	73,468
Reports to shareholders	48,585
Trustees' fees and expenses	8,624
Other	25,089
Total expenses before expense reductions	1,478,946
Expense reductions	(85,912)
Total expenses after expense reductions	1,393,034
Net investment income (loss)	5,060,784
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	21,681,921
Futures	94,022
Foreign currency	(38,284)
21,737,659
Change in net unrealized appreciation (depreciation) on: Investments	(43,589,032)
Futures	(151,875)
Foreign currency	(55,762)
(43,796,669)
Net gain (loss)	(22,059,010)
Net increase (decrease) in net assets resulting from operations	$(16,998,226)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$5,060,784	$2,656,367
Net realized gain (loss)	21,737,659	23,022,418
Change in net unrealized appreciation (depreciation)	(43,796,669)	4,153,981
Net increase (decrease) in net assets resulting from operations	(16,998,226)	29,832,766
Distributions to shareholders from: Net investment income: Class A	(2,472,725)	(7,421,568)
Class B	(4,273)	(14,321)
Total distributions	(2,476,998)	(7,435,889)
Fund share transactions: Class A Proceeds from shares sold	8,496,800	9,888,983
Reinvestment of distributions	2,472,725	7,421,568
Payments for shares redeemed	(17,182,817)	(118,556,623)
Net increase (decrease) in net assets from Class A share transactions	(6,213,292)	(101,246,072)
Class B Proceeds from shares sold	15,844	37,829
Reinvestment of distributions	4,273	14,321
Payments for shares redeemed	(21,212)	(64,353)
Net increase (decrease) in net assets from Class B share transactions	(1,095)	(12,203)
Increase (decrease) in net assets	(25,689,611)	(78,861,398)
Net assets at beginning of period	151,516,918	230,378,316
Net assets at end of period (including undistributed net investment income of $4,945,421 and $2,378,551, respectively)	$125,827,307	$151,516,918
Other Information
Class A Shares outstanding at beginning of period	16,697,511	28,915,018
Shares sold	980,337	1,188,292
Shares issued to shareholders in reinvestment of distributions	279,089	930,021
Shares redeemed	(1,983,481)	(14,335,820)
Net increase (decrease) in Class A shares	(724,055)	(12,217,507)
Shares outstanding at end of period	15,973,456	16,697,511
Class B Shares outstanding at beginning of period	33,679	35,208
Shares sold	1,824	4,565
Shares issued to shareholders in reinvestment of distributions	481	1,790
Shares redeemed	(2,418)	(7,884)
Net increase (decrease) in Class B shares	(113)	(1,529)
Shares outstanding at end of period	33,566	33,679

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.06		$7.96		$6.74	$8.22	$8.26
Income (loss) from investment operations: Net investment income (loss)a	.31	b	.14		.22	.15	.13
Net realized and unrealized gain (loss)	(1.36)		1.41		1.16	(1.49)	(.00	)*
Total from investment operations	(1.05)		1.55		1.38	(1.34)	.13
Less distributions from: Net investment income	(.15)		(.45)		(.16)	(.14)	(.17)
Net asset value, end of period	$7.86		$9.06		$7.96	$6.74	$8.22
Total Return (%)	(11.76	)c	20.23	c	20.65	(16.67)	1.62	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126		151		230	211	288
Ratio of expenses before expense reductions (%)	1.04		1.02		.98	1.00	.99
Ratio of expenses after expense reductions (%)	.98		1.01		.98	1.00	.99
Ratio of net investment income (loss) (%)	3.55	b	1.64		2.99	1.98	1.68
Portfolio turnover rate (%)	135		97		85	174	228
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.95% of average daily net assets, for the year ended December 31, 2014.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class B	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.07		$7.96		$6.75	$8.22	$8.26
Income (loss) from investment operations: Net investment income (loss)a	.28	b	.13		.20	.13	.11
Net realized and unrealized gain (loss)	(1.35)		1.41		1.15	(1.48)	(.00	)*
Total from investment operations	(1.07)		1.54		1.35	(1.35)	.11
Less distributions from: Net investment income	(.13)		(.43)		(.14)	(.12)	(.15)
Net asset value, end of period	$7.87		$9.07		$7.96	$6.75	$8.22
Total Return (%)	(11.98	)c	20.01	c	20.13	(16.77)	1.33	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.26		.31		.28	.24	.36
Ratio of expenses before expense reductions (%)	1.31		1.30		1.26	1.28	1.26
Ratio of expenses after expense reductions (%)	1.23		1.27		1.26	1.28	1.26
Ratio of net investment income (loss) (%)	3.26	b	1.62		2.73	1.70	1.41
Portfolio turnover rate (%)	135		97		85	174	228
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.95% of average daily net assets, for the year ended December 31, 2014.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche International VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $105,624,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($6,802,000) and December 31, 2017 ($98,822,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$5,182,136
Capital loss carryforwards	$(105,624,000)
Net unrealized appreciation (depreciation) on investments	$(17,415,441)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$2,476,998	$7,435,889

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts at December 31, 2014. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,603,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$94,022
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(151,875)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $189,694,452 and $190,948,321, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate (exclusive of any applicable waivers/reimbursements) of 0.79% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.97%
Class B	1.23%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.99%
Class B	1.24%

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$85,678
Class B	234
$85,912

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $142,767, of which $10,826 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$681	$124
Class B	81	14
	$762	$138

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $733, of which $57 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,471, of which $4,499 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6,929.

E. Ownership of the Fund

At December 31, 2014, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 27%, 12%, 12% and 12%, respectively. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 92%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

G. Change in Investment Strategy

Effective May 1, 2014, the Fund changed its management process and investment team. Portfolio management intends to select approximately fifty stocks with the lowest positive Cash Return on Capital Invested (CROCI®) Economic Price Earnings Ratio from a universe comprising approximately 330 of the largest equities by market capitalization in the MSCI EAFE Index, excluding financial stocks. The CROCI® Economic Price Earnings Ratio (CROCI® P/E Ratio) is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). At times, the number of stocks held in the Fund may differ from fifty stocks as a result of corporate actions, mergers or other events. The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within Deutsche Asset & Wealth Management, through a licensing agreement with the Fund's investment advisor. For a full description of the Fund's investment strategy, please see the Fund's current prospectus dated May 1, 2014.

In addition, effective May 1, 2015 the Fund will change its name to Deutsche CROCI® International VIP.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Variable Series I and the Shareholders of Deutsche International VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche International VIP (formerly DWS International VIP) (the "Fund") at December 31, 2014 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 13, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$865.60	$864.80
Expenses Paid per $1,000*	$4.61	$5.78
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,020.27	$1,019.00
Expenses Paid per $1,000*	$4.99	$6.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche International VIP	.98%	1.23%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid foreign taxes of $223,331 and earned $4,736,818 of foreign source income during the year ended December 31, 2014. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.30 per share as income earned from foreign sources for the year ended December 31, 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche International VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1int-2 (R-025823-4 2/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE VARIABLE SERES I
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$268,905	$0	$0	$3,963
2013	$255,107	$0	$0	$8,500

“All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$3,963	$63,439	$0	$67,402
2013	$8,500	$66,535	$0	$75,035

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series I

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 20, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 20, 2015